UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange
Act o
f 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as per mitte d by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Fresh Del Monte Produce, Inc.
(Name of Registrant as Specified in its Charter)
Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

A BRIGHTER WORLD TOMORROW™

FRESH DEL MONTE PRODUCE INC.

PROXY STATEMENT 2023

A LETTER FROM OUR CHAIRMAN AND CEO

March 24, 2023

Dear Shareholders,

Thank you for your continued commitment to Fresh Del Monte. In 2022, we took many notable steps to increase our shareholder value, keeping you and your interests top of mind. In our previous Letter to Shareholders, I wrote to you about our reinvention toward becoming a technology-driven company. Twelve months later, I am proud to say we are making great strides on that front. It has made us stronger, smarter, and more agile.

We are weaving technology into key areas of our operations from investing in artificial intelligence (AI) for pricing and sourcing our avocados to blockchain technology that streamlines food safety and traceability to investing in technology platforms that streamline our entire logistics and transportation units, both in-land and ocean freight.

We’ve been able to make progress on these fronts because we understand what we have. Fresh Del Monte is a 135-year-old company that is rich with data, which puts us in a place to leverage and use that data to further our business and the industry.

Data is the reason why our artificial intelligence projects have reached an almost 95% predictability rate on pricing for avocados—an AI model we intend to use with our other products. It is also the reason why we, as a company, can innovate and grow, while sticking to our ethos of building A Brighter World Tomorrow™. We combine data, technology, strategy, and passion to innovate and move the needle forward.

In 2022, we applied innovation to our customer relationships. We focused on optimizing our relationships. We optimized by innovating—finding new ways to partner with our top, volume customers. We made these partnerships more efficient yet profitable and we also expanded, tailor-made S-K-U lists to work toward profitable incremental sales.

Innovation also played a role in our latest product launch. The Del Monte Zero™ pineapple is carbon-neutral certified from farm to market. The first of its kind, we achieved carbon neutrality for these select pineapples by making changes in our own processes and on our farms to reduce our greenhouse gas emissions.

These efforts bolstered our robust sustainability program and helped us show customers and consumers that we are truly committed to bettering our planet. We continue to work towards our 2025 and 2030 sustainability goals. Notably, from our 2021 Sustainability Report released in October, we diverted 95 percent of our food waste from landfill and our overall food waste was reduced by 13 percent. We also reduced Scope 1 and 2 greenhouse gas emissions by 22 percent compared with our 2019 baseline, only 5.5 percentage points shy of our 2030 goal.

While we continue to be a leader in the produce industry, we solidified ourselves as a logistics powerhouse in 2022. We made, and continue to make—a conscious effort to leverage our assets wherever we can within our vertically-integrated network. Network Shipping, our ocean logistics arm, relaunched in 2022 offering space on our vessels to customers in the Americas. We also began applying a similar model with Tricont Trucking and Tricont Logistics, our North America-based trucking and logistics arms, offering our services and assets to customers that need hauling and temperature-controlled solutions. Within our logistics arm and beyond, we are continually improving and investing in our technology, processes, and people to keep our edge.

Overall, we closed 2022 in a strong position—stronger than 2021—due to our ability to remain flexible and agile, controlling our costs, leveraging our assets, and optimizing new and existing partnerships.

As we look forward to 2023, our focus remains on innovation and leadership in the produce industry. We will continue to pursue partnerships that allow us to optimize both our land and logistics assets, and we will continue to invest in best-in-class technology. Sustainability will always remain at the forefront. We believe it is our duty to protect the land and surrounding areas and provide for the communities we operate in. Technology can help us do this in a more efficient and effective way.

We conduct our business with the goal of creating A Brighter World Tomorrow™ and always will. This is how we drive value for our shareholders long-term. It is the foundation of Fresh Del Monte’s strategy and vision.

Thank you for your support and commitment to our business.

Regards,

Mohammad Abu-Ghazaleh

Chairman and Chief Executive Officer

NOTICE OF 2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

DATE AND TIME:

Thursday, May 4, 2023 at 11:00 A.M., Eastern Time

PLACE:

The 2023 Annual General Meeting of Shareholders (or “Annual General Meeting”) will be held exclusively online at meetnow.global/MH54KY6 through a live internet webcast. You can find instructions on how to access the Annual General Meeting in the section of this proxy statement called “Access Instructions.”

ITEMS OF BUSINESS:

PROPOSAL 1	Elect two director nominees for a three-year term expiring at the 2026 Annual General Meeting of Shareholders

PROPOSAL 2	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year

PROPOSAL 3	Approve, by non-binding advisory vote, the compensation of our named executive officers in 2022

PROPOSAL 4	Recommend, by non-binding advisory vote, the frequency of shareholder approval of executive compensation

Transact other business properly presented at the Annual General Meeting or any postponement or adjournment thereof.

RECORD DATE:

The board of directors has fixed March 7, 2023, as the record date for the Annual General Meeting. This means that only shareholders as of the close of business on that date are entitled to receive notice of and to vote at the Annual General Meeting.

It is important that your shares be represented at the Annual General Meeting, regardless of the number you may hold. Whether or not you plan to attend, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement. This will not prevent you from voting your shares in person via the virtual meeting platform if you are present.

Mohammad Abu-Ghazaleh

Chairman and Chief Executive Officer

We mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report on or about March 24, 2023.

Our proxy statement and annual report are available online at www.envisionreports.com/FDP

Fresh Del Monte Produce, Inc.

241 Sevilla Avenue, Coral Gables, FL 33134

2023 Proxy Statement	Table of Contents | i

PROXY SUMMARY

This proxy summary highlights information contained elsewhere in this proxy statement, which is first being sent or made available to shareholders on or about March 24,2023. You should read the entire proxy statement carefully before voting. For more information regarding our 2022 performance, please review our annual report on Form 10-K for the 2022 fiscal year.

2023 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Date and Time:	Thursday, May 4, 2023 at 11:00 A.M. Eastern Time
Record Date:	March 7, 2023
Place:	The Annual General Meeting will be held exclusively online at meetnow.global/MH54KY6 through a live internet webcast. There will be no physical meeting, so you will not be able to attend in person.

VOTING MATTERS AND BOARD RECOMMENDATIONS

Proposal	Board’s Recommendation	Page Reference (for more details	)

1. Election of Directors	FOR Each Director	10

2. Ratification of Ernst & Young, LLP as Auditors	FOR	33

3. Advisory Approval of Executive Compensation	FOR	38

4. Advisory Approval of the Frequency of Shareholder Approval of Executive Compensation	ONE YEAR	70

VOTING AT THE VIRTUAL MEETING

If you hold your Ordinary Shares with our transfer agent, Computershare, then you or your proxyholder may attend the virtual-only Annual General Meeting, participate, vote, ask questions, and examine a list of the shareholders of record entitled to vote at the Annual General Meeting by accessing meetnow.global/MH54KY6 and entering the 15-digit control number on your proxy card.

If you hold your Ordinary Shares through an intermediary, like a broker or a bank, you must register in advance to attend the virtual-only Annual General Meeting. To register, you must obtain a legal proxy, executed in your favor, from the record holder of your Ordinary Shares and submit proof of your legal proxy reflecting the number of Ordinary Shares you held as of the record date, as well as your name and email address, to Computershare. Please refer to the section entitled “Questions and Answers About Our Annual General Meeting” below and the question “How Do I Vote?” for more information. Your request must be received no later than 5:00 P.M. Eastern Time on May 1, 2023.

2023 Proxy Statement	Proxy Summary | 1

VISION AND GOALS

Our vision is to inspire healthy lifestyles through wholesome and convenient products. During 2022 we continued to execute against our 5-year strategic plan implemented in 2019. Our long-term strategy is founded on six strategic goals:

PROTECT AND GROW OUR CORE BUSINESS

DRIVE INNOVATION AND EXPAND GROWTH ON VALUE-ADDED CATEGORIES

EVOLVE OUR CULTURE TO INCREASE EMPLOYEE ENGAGEMENT AND PRODUCTIVITY

BECOME A TECHNOLOGY-DRIVEN COMPANY TO DRIVE EFFICIENCIES

BECOME A CONSUMER-DRIVEN COMPANY

LEAD THROUGH SUSTAINABILITY FOR A BRIGHTER WORLD TOMORROW

2 | Proxy Summary	2023 Proxy Statement

2022 FINANCIAL HIGHLIGHTS

We closed 2022 in a much stronger position than 2021. This reflects our commitment to remaining flexible and agile, controlling our costs, leveraging our assets, and optimizing our customer relationships. Although it was a challenging macroeconomic environment for our business as costs of packaging materials, fertilizers, transportation, and labor remained elevated throughout the year, we focused our efforts on adapting quickly and being flexible. We leveraged our assets within our vertically-integrated network. We focused on capital improvements to our banana and pineapple operations in Central America and enhancements to improve our efficiency in our production facilities across our operations. Overall, we made meaningful progress on our long-term strategy of growing our core business, increasing the reach of higher-margin value-added categories, implementing, and leveraging technology solutions and expanding our global business.

(1)	Attributable to Fresh Del Monte Produce Inc.

2023 Proxy Statement	Proxy Summary | 3

OVERVIEW OF OUR DIRECTORS

Director	Director Since	Age	Background	Committee Memberships

Mohammad Abu-Ghazaleh	1996	81	Chairman and Chief Executive Officer Fresh Del Monte Produce Inc.

Amir Abu-Ghazaleh	1996	76	General Manager, Abu-Ghazaleh & Sons Co. Ltd.

Ahmad Abu-Ghazaleh	2018	46	Vice Chairman and Chief Executive Officer, Royal Jordanian Air Academy, Arab Wings, and Queen Noor Technical College

Charles Beard, Jr.	2020	60	Partner, Chief Operating Officer, Guidehouse, Inc.	Governance (Chair) Compensation

Michael J. Berthelot (Lead Independent Director)	2006	72	Chief Executive Officer, Cito Capital Corporation	Compensation Audit

Mary Ann Cloyd	2019	68	Retired Senior Partner, PricewaterhouseCoopers LLP	Audit (Chair) Governance

Kristen Colber-Baker	2021	59	Global Director, Diversity, Equity and Inclusion, Mars, Inc.	Compensation (Chair) Audit

Lori Tauber Marcus	2021	60	Founder of Courtyard Connections, LLC, Board Advisor and Retired Chief Marketing Officer	Audit Governance

We seek to have a Board of independent directors that bring to us a wide range of viewpoints and experiences. Our Board consists of directors with a diversity of age, gender and ethnicity and a range of tenure, with our longer-serving directors providing important institutional knowledge and experience and our newer directors bringing fresh perspectives to deliberations.

4 | Proxy Summary	2023 Proxy Statement

GOVERNANCE AND EXECUTIVE COMPENSATION HIGHLIGHTS

Our corporate governance practices and executive compensation standards include:

•	Our latest Global Sustainability Report was published in October 2022 demonstrating our long-standing commitment to doing business in a sustainable way. (Page 28)

•	Executive compensation is tied to financial and operating performance. (Page 42)

•	Robust employee compensation recoupment or “clawback” policy. (Page 21)

•	Directors and officers are subject to rigorous Stock Ownership Guidelines. (Page 53)

•	83% of our CEO’s target total compensation and an average of 56% of our other named executive officers’ target total compensation is at-risk or performance based. (Page 42)

•	Advisory vote on executive compensation is conducted annually. (Page 38)

•	Executives are prohibited from short-sale transactions, hedging any shares and are prohibited from pledging shares that are subject to the Stock Ownership Guidelines. (Page 23)

•	Board conducts annual self-evaluation to determine effective functioning. (Page 18)

•	Director resignation policy for all director nominees. (Page 18)

•	Directors regularly attend continuing education programs.

•	Board includes members with gender and ethnic diversity, including that 37.5% of our board members are women and 37.5% of our board members are ethnically diverse.

2023 Proxy Statement	Proxy Summary | 5

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL GENERAL MEETING

What am I voting on?

At the Annual General Meeting, you will be asked to vote on the following proposals. Our Board recommendation for each of these proposals is set forth below.

Proposal	Board Recommendation

1. To elect two director nominees for a three-year term expiring at the 2026 Annual General Meeting of Shareholders.	FOR each Director

2. To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the 2023 fiscal year.	FOR

3. To approve, by non-binding advisory vote, the compensation of our named executive officers in 2022, which we refer to as “Say on Pay.”	FOR

4. To recommend, by non-binding advisory vote, the frequency of shareholder approval of executive compensation, which we refer to as the “Say on Frequency.”	ONE YEAR

We also will consider other business that properly comes before the meeting in accordance with the laws of the Cayman Islands and our Second Amended and Restated Memorandum and Articles of Association. However, the Board is not aware of any other matters to be presented for action at the Annual General Meeting.

Who can vote?

Holders of our Ordinary Shares at the close of business on March 7, 2023, are entitled to vote their Ordinary Shares at the Annual General Meeting. As of March 7, 2023, there were 47,866,032 Ordinary Shares issued, outstanding and entitled to vote. Each Ordinary Share issued and outstanding is entitled to one vote.

What constitutes a quorum, and why is a quorum required?

We are required to have a quorum of shareholders present to conduct business at the meeting. The presence at the meeting, in person or by proxy (which includes attending the Annual General Meeting via the internet webcast), of the holders of a majority of the 47,866,032 issued and outstanding Ordinary Shares on March 7, 2023, will constitute a quorum, permitting us to conduct the business of the meeting. Abstentions and broker non-votes are counted as present for purposes of determining a quorum, if the shareholder or proxy representing the shareholder is present at the meeting. Ordinary Shares for which we have received executed proxies will be counted for purposes of establishing a quorum at the meeting, regardless of how or whether such Ordinary Shares are voted on any specific proposal.

What is the difference between a “shareholder of record” and a “street name” holder?

If your Ordinary Shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered a “shareholder of record” or a “registered shareholder” of those Ordinary Shares. In this case, your Notice of Internet Availability of Proxy Materials (“Notice”) has been sent to you directly by us.

If your Ordinary Shares are held in a stock brokerage account or by a bank, trust or other nominee or custodian, you are considered the “beneficial owner” of those shares, which are held in “street name.” A Notice has been forwarded to you by or on behalf of your broker or other nominee, who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your Ordinary Shares by following the instructions for voting set forth in the Notice.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a paper copy of the proxy materials?

Pursuant to the rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide shareholders access to our proxy materials over the Internet. We believe that the e-proxy process will expedite our shareholders’ receipt of proxy materials, lower the costs of distribution and reduce the environmental impact of our Annual General Meeting. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice,” to our shareholders on or about March 24, 2023, at the close of business. The Notice contains instructions on

6 | Questions and Answers About Our Annual Meeting	2023 Proxy Statement

how to access our proxy statement and annual report and vote online. If you received a Notice and would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions included in the Notice for requesting such materials at no charge.

How do I vote?

If you hold your Ordinary Shares in your own name as a holder of record with our transfer agent, Computershare, you may vote at the Annual General Meeting or by proxy as follows:

•

At the virtual-only meeting. You may attend and vote online during the virtual-only Annual General Meeting by visiting meetnow.global/MH54KY6 and entering the control number found on your proxy card and clicking on the vote option link before the polls close.

•

Via the internet. You may vote by proxy before the Annual General Meeting via the internet by visiting www.envisionreports.com/FDP and login using the control number found on your proxy card and clicking on the “Cast Your Vote” link.

•	By telephone. You may vote by proxy before the meeting by calling toll-free 1-800-652-VOTE (8683) within the USA, US territories and Canada.
•	By mail. You may vote by proxy before the meeting by filling out your proxy card and sending it back in the envelope provided.

If your Ordinary Shares are held in “street name” through a broker, bank or other nominee, you will receive instructions from that organization that you must follow in order to have your shares voted. If you want to attend and vote at the virtual-only meeting, you must obtain a legal proxy from your broker, bank or other nominee, register to attend and access the meeting. Please forward the email you receive from your broker or bank, or send an image of your legal proxy, to legalproxy@computershare.com. You may also send it to Computershare by mail at:

Computershare

Fresh Del Monte Produce Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

You must label your request to register as “Legal Proxy.” Your request must be received no later than 5:00 P.M. Eastern Time on May 1, 2023. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to meetnow.global/MH54KY6 and enter your control number.

What are the requirements to elect the director nominees and to approve each of the proposals in this proxy statement?

Under the laws of the Cayman Islands and our Second Amended and Restated Memorandum and Articles of Association, directors are elected and the ratification of auditors is deemed approved when they are approved by an “Ordinary Resolution” which is defined as simple majority of the votes cast by such Shareholders on such matter as, being entitled to do so, in person or by proxy. Proposals 3 and 4 are non-binding advisory votes. This means that while we ask shareholders to approve a resolution regarding Say on Pay and select the Say on Frequency, it is not an action that requires shareholder approval.

Proposal	Vote Requirement

Election of Director	Majority of the Votes Cast

Ratification of Auditors	Majority of the Votes Cast

“Say on Pay”	Majority of the Votes Cast

“Say on Frequency”	Majority of the Votes Cast

Abstentions will have no effect on the outcome of the vote for any of the Proposals under Cayman Islands law.

What if I am a beneficial owner and do not give the nominee voting instructions?

If you are a beneficial owner and your shares are held in “street name,” the broker is bound by the rules of the New York Stock Exchange, or NYSE, regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. A broker non-vote occurs when a broker returns a proxy but does not vote on a particular proposal because the broker does not have discretionary authority to vote on the

2023 Proxy Statement	Questions and Answers About Our Annual Meeting | 7

proposal and has not received specific voting instructions for the proposal from the beneficial owner of the shares. Broker non-votes are considered to be present at the meeting for purposes of determining the presence of a quorum, but are not counted as votes cast.

The table below sets forth, for each proposal on the ballot, whether a broker can exercise discretion and vote your shares absent your instructions and, if not, the impact of such broker non-vote on the approval of the proposal.

Proposal	Can Brokers Vote Absent Instructions?	Impact of Broker Non-Vote

1. Election of Directors	No	None

2. Ratification of Auditors	Yes	Not Applicable

3. Say on Pay	No	None

4. Say on Frequency	No	None

What if I sign and return my proxy without making any selections?

If you sign and return your proxy without making any selections, your shares will be voted “FOR” each of the director nominees in Proposal 1, “FOR” Proposals 2 and 3 and “ONE YEAR” for Proposal 4. If other matters properly come before the meeting, the proxy holders will have the authority to vote on those matters for you in their discretion.

How do I change my vote?

A shareholder of record may revoke his or her proxy by giving written notice of revocation to our Corporate Secretary, Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134, before the meeting, by delivering a later-dated proxy (either in writing, by telephone or over the Internet), provided that the new proxy card is received by Computershare Investor Services, P.O. Box 505000, Louisville, Kentucky, 40233 prior to the closing of the polls at the Annual General Meeting, or by attending and voting at the virtual-only Annual General Meeting.

If your shares are held in “street name,” you may change your vote by following your broker’s or other nominee’s procedures for revoking or changing your proxy.

What shares are covered by my proxy card?

Your proxy reflects all shares owned by you at the close of business on March 7, 2023.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares in more than one account. To ensure that all of your shares are voted, you should sign and return each proxy card. Alternatively, if you vote by telephone or via the Internet, you will need to vote once for each proxy card and voting instruction card you receive.

Who can attend the Annual General Meeting?

Only shareholders as of March 7, 2023, the record date, and our invited guests are permitted to attend the Annual General Meeting. If you held your Ordinary Shares as of the record date as a shareholder of record, then you or your proxyholder may attend the virtual-only Annual General Meeting, participate, vote, ask questions, and examine a list of the shareholders of record entitled to vote at the Annual General Meeting by accessing meetnow.global/MH54KY6 and entering the 15-digit control number on your proxy card.

If you held your Ordinary Shares as of the record date in “street name” through an intermediary, like a broker or a bank, you must register in advance to attend the virtual-only Annual General Meeting. To register, you must obtain a legal proxy, executed in your favor, from the record holder of your Ordinary Shares and submit proof of your legal proxy reflecting the number of Ordinary Shares you held as of the record date, as described above under “How Do I Vote?”

Can I attend the Annual General Meeting if I don’t have a legal proxy or have lost my control number?

Yes. If you have misplaced your control number, you may access the meeting as a guest by going to meetnow.global/MH54KY6, but you will not be able to vote during the Annual General Meeting or ask questions.

Will I be able to ask questions at the Annual General Meeting?

Shareholders of record and beneficial owners who have logged in to the Annual General Meeting with a control number as described above may submit questions any time before or during the Annual General Meeting by clicking on the

8 | Questions and Answers About Our Annual Meeting	2023 Proxy Statement

message icon in the upper right-hand corner of the broadcast screen. After the business portion of the Annual General Meeting concludes, we will answer questions that have been submitted that are pertinent to the items being brought before the shareholder vote at the Annual General Meeting, as time permits and in accordance with our Rules of Conduct for the Annual General Meeting.

If I plan to attend the Annual General Meeting, should I still vote by proxy?

Yes. Casting your vote in advance does not affect your right to attend the Annual General Meeting. If you send in your proxy card and also attend the Annual General Meeting, you do not need to vote again at the Annual General Meeting, unless you want to change your vote. You may attend and vote online during the virtual-only Annual General Meeting by accessing the Annual General Meeting as described above and clicking on the vote option link before the polls close.

Where can I find the voting results of the Annual General Meeting?

We will announce the results for the proposals voted upon at the Annual General Meeting and publish the final detailed voting results in a Form 8-K filed within four business days after the Annual General Meeting.

Who should I call with other questions?

If you have additional questions about this proxy statement or the meeting or would like additional copies of this proxy statement or our annual report, please contact: Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134, Attention: Investor Relations, Telephone: (305) 520-8433.

2023 Proxy Statement	Questions and Answers About Our Annual Meeting | 9

PROPOSAL 1—ELECTION OF DIRECTORS

PROPOSAL SUMMARY

What Are You Voting On?

We are asking our shareholders to elect the following two director nominees to serve on the Board. Information about the Board and each director nominated is included in this section.

Class II Director Nominees Three-Year Term Ending 2026 Michael J. Berthelot Lori Tauber Marcus

Voting Recommendation

The Board recommends that you vote “FOR” each director nominee listed above. After consideration of the individual qualifications, skills and experience of each of our director nominees, the Board believes these two director nominees would contribute to a well-balanced and effective Board.

Each of the Class II directors elected at the Annual General Meeting will hold office until the annual general meeting of shareholders to be held in 2026 or until his or her successor has been elected and qualified, or until his or her earlier death, resignation, removal or disqualification. Michael J. Berthelot and Lori Tauber Marcus currently serve as Class II members of the Board of Directors.

Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” each of the directors presented below. If, at the time of the meeting, one or more of the director nominees has become unavailable to serve, shares represented by proxies will be voted for the remaining director nominees and for any substitute director nominee or nominees designated by the Board of Directors, unless the size of the Board is reduced. The Board knows of no reason why any of the director nominees will be unavailable or unable to serve. Proxies cannot be voted for a greater number of persons than the director nominees listed.

The Board of Directors recommends a vote “FOR” each nominee for director

10 | Election of Directors	2023 Proxy Statement

ELECTION OF DIRECTORS

Introduction

Our Second Amended and Restated Memorandum of Association provides that our Board must consist of between three and nine directors. Our Corporate Governance Guidelines require that a majority of our board shall be directors who meet the independence standards of the NYSE with one of the independent directors serving as the lead independent director. Our Board currently consists of five independent directors (ID), and three non-independent directors for a total of eight directors and is divided into three classes. The non-independent directors represent the largest single owner of FDP shares. We believe that the classified board is the most effective way for the Board to be organized because it ensures a greater level of certainty of continuity from year to year, provides stability in near term operational performance balanced with long term investments, and allows for the refresh of experience to meet the evolving needs of the company. As a result of the three classes, at each annual general meeting, directors are elected for a three-year term. Class terms expire on a rolling basis so that one class of directors is elected each year.

Our current directors and classifications are as follows:

Class II – Expiring 2023 Michael J. Berthelot (ID) Lori Tauber Marcus (ID)	Class III – Expiring 2024 Mohammad Abu-Ghazaleh Ahmad Abu-Ghazaleh Kristen Colber-Baker (ID)	Class I – Expiring 2025 Amir Abu-Ghazaleh Mary Ann Cloyd (ID) Charles Beard, Jr. (ID)

The terms of the two current Class II directors expire at the Annual General Meeting. The Governance Committee has nominated and the Board has recommended that Michael J. Berthelot and Lori Tauber Marcus be nominated for re-election.

Both Michael J. Berthelot and Lori Tauber Marcus have consented to serve if elected. If any director nominee is unable or unwilling to serve at the time of the election, the proxy holders may vote for another person, or persons, in their discretion. A director nominee who fails to receive a majority of the votes cast will be required to submit his or her resignation as a director. The Board will then consider all the facts and circumstances relative to the continued service of such director before accepting or declining such resignation.

We believe that each of our directors and director nominees possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success. Our director nominees were nominated because each is of high ethical character, highly accomplished in his or her field with superior credentials and recognition, has a reputation, both personal and professional, that is consistent with our image and reputation, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his or her obligations as a director. Our directors as a group complement each other and each of their respective experiences, skills and qualities so that collectively the Board operates in an effective, collegial and responsive manner.

2023 Proxy Statement	Election of Directors | 11

ELECTION OF DIRECTORS

Director Skills, Experience and Background

The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board and that align with our strategic vision, business and operations. The following is a summary and description of some of the skills, experience and background that our continuing directors and director nominees bring to the Board. The directors’ biographies note each director’s relevant skills, experience and qualifications relative to this list.

LEADERSHIP EXPERIENCE	Experience serving as a CEO, CFO, senior executive or functional leader within an organization
8 of 8

PUBLIC COMPANY BOARD EXPERIENCE	Experience serving on the boards of other U.S. or international public companies and familiarity with key corporate governance matters

6 of 8

INDUSTRY EXPERTISE	Experience in key aspects of our businesses and industry, including food/agribusiness, distribution, transportation/shipping, retail and innovation/research & development
6 of 8

FINANCE/ACCOUNTING	Experience or expertise in financial accounting and reporting or the financial management of an organization

5 of 8

INTERNATIONAL EXPERIENCE	Experience doing business internationally or focusing on international issues and operations or with multinational companies

7 of 8

ERM/RISK MANAGEMENT	Experience overseeing risk management matters

4 of 8

M&A/INTEGRATION	Experience leading growth through acquisitions and other business combinations and ability to evaluate operational integration plans
6 of 8

OPERATIONS/HUMAN CAPITAL	Experience managing compensation and diversity and inclusion efforts, and implementing succession planning and talent development

5 of 8

12 | Election of Directors	2023 Proxy Statement

ELECTION OF DIRECTORS

Director/Director Nominee Biographies

Each director and director nominee’s principal occupation and other pertinent information about particular experiences, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director appears on the following pages.

Director Nominees

Class II Directors

Term to Expire at the 2026 Annual General Meeting

Lori Tauber Marcus                Director Since: 2021                Age: 60

Founder of Courtyard Connections, LLC, Board Advisor and Retired Chief Marketing Officer

Biography: Ms. Marcus is an experienced Chief Marketing Officer with over 35 years of experience in consumer-facing industries. Ms. Marcus is the founder of Courtyard Connections, LLC, an advisory firm focused on marketing and leadership in consumer goods, retail, food service, and consumer technology. From 2017 to 2020, Ms. Marcus worked with the Harvard Business School’s Kraft Precision Medicine Accelerator as Chair of Direct to Patient Initiative. In 2016, Ms. Marcus served as Interim Chief Marketing Officer for Peloton Interactive, Inc., a publicly-traded fitness platform. From 2013 to 2015, Ms. Marcus was the Executive Vice President and Chief Global Brand and Product Officer at Keurig Green Mountain, Inc., a publicly-traded coffee and coffee machine company. From 2011 to 2012, she was Chief Marketing Officer at The Children’s Place, a publicly-traded children’s clothing company. Ms. Marcus previously spent 24 years with PepsiCo in marketing & general management positions of increasing responsibility, culminating in her appointment as Senior Vice President, Marketing Activation for PepsiCo Beverages, North America.

Since January 2021, Ms. Marcus has served on the board of 24-Hour Fitness, a privately-held fitness company. Ms. Marcus was a board director for Phunware, Inc, a publicly-traded enterprise software company from December 2018 to September 2021. Ms. Marcus previously served on the boards of the following privately-held companies: Golub Corporation; DNA Diagnostics Center; and Talalay Global. Since 2004, Ms. Marcus has served on the board of the Multiple Myeloma Research Foundation.

Skills & Qualifications: Ms. Marcus brings to the Board strategic vision, strong business and general management acumen with direct-to-consumer expertise in e-commerce, digital marketing and social media to grow consumer-facing businesses worldwide.

Experience Highlights: Leadership, Public Company Board, Industry, International, Operations/Human Capital Independent Committees: Audit Governance

2023 Proxy Statement	Election of Directors | 13

ELECTION OF DIRECTORS

Michael J. Berthelot                Director Since: 2006                Age: 72

Chief Executive Officer, Cito Capital Corporation

Biography: Since 2004, Mr. Berthelot has served as the Chief Executive Officer of Cito Capital Corporation, a strategic consulting firm, and, since 2010, as Managing Principal and founder of Corporate Governance Advisors Inc., a consulting firm that provides board evaluation and advisory services. Mr. Berthelot is a Certified Public Accountant. Mr. Berthelot is also a faculty member of the University of California San Diego’s Rady School of Management, where he teaches corporate governance in the MBA program.

From February 2019 until June 2020, Mr. Berthelot served on the board of PenChecks Inc., a privately held financial services company. From 1992 to 2003, he served as Chairman and Chief Executive Officer of TransTechnology Corporation, a publicly-traded multinational manufacturing firm, and from 2003 until 2006, he continued to serve as its non-executive Chairman. From 2009 to 2013, Mr. Berthelot served on the board of directors of Pro-Dex, Inc., a medical device manufacturer, where he also served as the Chief Executive Officer and President from 2012 to 2013.

Skills & Qualifications: Mr. Berthelot brings to the Board extensive management and operating experience, including in his previous role as a chief executive officer of a publicly-traded multinational manufacturing and distribution business, as well as significant experience and corporate governance matters as well as accounting and financial reporting.

Experience Highlights: Leadership, Public Company Board, Finance/Accounting, International, ERM/Risk Management, M&A/Integration Lead Independent Director Committees: Compensation Audit

Class I Directors

Term To Expire at the 2025 Annual General Meeting

Amir Abu-Ghazaleh                Director Since: 1996                Age: 76

General Manager, Abu-Ghazaleh & Sons Co. Ltd.

Biography: Since 1987, Mr. Abu-Ghazaleh has served as the General Manager of Ahmed Abu-Ghazaleh & Sons Co. Ltd., a marketer and distributor of fresh fruit and vegetables. Mr. Abu-Ghazaleh serves on the boards of directors of Clemenceau Medical Center, Arab Wings and Royal Jordanian Air Academy. He also serves as the Chairman of Abu-Ghazaleh Investments (AGI). He previously served on the board of International General Insurance Co. Ltd in Jordan. Mr. Abu-Ghazaleh and Mr. Mohammad Abu-Ghazaleh are brothers, and Mr. Abu-Ghazaleh is the uncle of Mr. Ahmad Abu-Ghazaleh.

Skills & Qualifications: Mr. Abu-Ghazaleh brings to the Board over 20 years of executive, management and operating experience in the wholesale fresh fruit-related businesses, experience in marketing, finance, corporate governance matters and international business with extensive knowledge of the Middle East markets.

Experience Highlights: Leadership, Public Company Board, Finance/Accounting, Industry, International, M&A/Integration

14 | Election of Directors	2023 Proxy Statement

ELECTION OF DIRECTORS

Mary Ann Cloyd                Director Since: 2019                Age: 68

Former Senior Partner, PricewaterhouseCoopers LLP

Biography: From 1990 until her retirement in June 2015, Ms. Cloyd was a senior Partner with PricewaterhouseCoopers LLP, a global accounting firm. During her 25 years as a partner at PwC, Ms. Cloyd served in multiple leadership positions, including leading from 2011 until her retirement from PwC’s Center for Board Governance. Ms. Cloyd is a retired Certified Public Accountant. Ms. Cloyd has served as a director of Bellerophon Therapeutics, Inc., a publicly-traded clinical-stage biotherapeutics company, since 2016 and as a director of Ekso Bionics Holdings, Inc., a publicly-traded company focused on exoskeleton technology since 2020. In 2021, Ms. Cloyd was appointed as a director of Angel Pond Holdings Corporation, a publicly-traded special purpose acquisition company. Since April 2018, she has served as a director of NCMIC Group, Inc., a private mutual insurance and financial services company. Between 2004 and 2013, Ms. Cloyd served on both PwC’s Global and U.S. Boards of Partners and Principals. Ms. Cloyd also is on the Board of Directors for the Geffen Playhouse, the Caltech Associates Board, and the Advisory Board of the UCLA Iris Cantor Women’s Health Center.

Skills & Qualifications: Ms. Cloyd brings to the Board 39 years of public accounting/advisory experience, significant experience in corporate governance matters and experience in risk management and oversight.

Experience Highlights:

Leadership, Public Company Board, Finance/Accounting, ERM/Risk Management, M&A/Integration, Operations/Human Capital

Independent

Committees:

Audit (Chair)

Governance

Other Public Boards:

Bellerophon Therapeutics, Inc.

Ekso Bionics Holdings, Inc.

Charles Beard, Jr.                Director Since: 2020                Age: 60

Partner, Chief Operating Officer, Guidehouse, Inc.,

Retired Senior Partner, PricewaterhouseCoopers LLP

Biography: Since 2018, Mr. Beard has served as the Chief Operating Officer of global consultancy firm Guidehouse Inc. and is responsible for the day-to-day execution of the company’s enterprise services, risk and quality management strategy. He has more than 30 years of experience in professional advisory services focusing on cybersecurity and technology-enabled operational transformations. He was previously with PwC, where his practice focused on cybersecurity-related services and corporate transactions in the technology sector. He is the former General Manager of the Cybersecurity and Intelligence Unit of SAIC, where he also served as the company’s Chief Information Officer. He is the former Senior Vice President and Chief Information Officer for Science Applications International Corporation (now Leidos NYSE: LDOS), and General Manager of the Cybersecurity and Intelligence Business Unit. Previously, Mr. Beard led the global Transportation and Industrial Markets segment of KPMG consulting. Mr. Beard holds a Master of Jurisprudence from Seton Hall School of Law, an MBA from the University of Montana and a Bachelor of Science from Texas A&M University. He is a graduate of the US Air Force Space & Missile program.

Skills & Qualifications: Mr. Beard brings to the Board more than 30 years of experience in cybersecurity, digital innovation, including adoption of cloud computing infrastructure and addressing the security and control challenges inherent in digital transformation, technology management and business automation.

Experience Highlights:

Leadership, Industry Expertise, Finance/Accounting, International, ERM/Risk Management, M&A/Integration, Operations/Human Capital

Independent

Committees:

Governance (Chair)

Compensation

2023 Proxy Statement	Election of Directors | 15

ELECTION OF DIRECTORS

Class III Continuing Directors

Term To Expire at the 2024 Annual General Meeting

Mohammad Abu-Ghazaleh                Director Since: 1996                Age: 81

Chairman and Chief Executive Officer, Fresh Del Monte Produce Inc.

Biography: Since 1996, Mr. Abu-Ghazaleh has served as our Chairman and Chief Executive Officer. He serves as the Chairman of the Royal Jordanian Air Academy, Arab Wings, and Queen Noor Civil Aviation Technical College. Mr. Abu-Ghazaleh also serves as Chairman of the Abdali Clemenceau Hospital project, a $290 million development project in Amman, Jordan. He is a founding shareholder of Clemenceau Medical Center in Beirut, Lebanon. Mr. Abu-Ghazaleh currently serves on the board of directors of United Cable Industries Company, a Jordanian public company.

Previously, Mr. Abu-Ghazaleh served as Chairman of International General Insurance Co. until its listing on the NASDAQ in 2020. He served on the board of directors of Bank Misr Liban from 2007 to 2018 and Jordan Kuwait Bank from 2004 to 2011. Mr. Abu-Ghazaleh and Mr. Amir Abu-Ghazaleh are brothers. Mr. Abu-Ghazaleh is Mr. Ahmad Abu-Ghazaleh’s father.

Skills & Qualifications: Mr. Abu-Ghazaleh brings to the Board a unique understanding of our strategies and operations gained through over 20 years of executive leadership of our Company and over 45 years of experience in the fresh produce-related businesses serving in operations, management and executive leadership roles.

Experience Highlights:

Leadership, Public Company Board, Industry, International, ERM/Risk Management, M&A/Integration, Operations/Human Capital

Other Public Boards:

United Cables Industries Company (Jordan).

16 | Election of Directors	2023 Proxy Statement

ELECTION OF DIRECTORS

Ahmad Abu-Ghazaleh                Director Since: 2018                Age: 46

Vice Chairman and Chief Executive Officer, Royal Jordanian Air Academy, Arab Wings, Queen Noor Technical College and Gulf Wings

Biography: Since 2003, Mr. Abu-Ghazaleh has served as the Vice Chairman and Chief Executive Officer of the Royal Jordanian Air Academy, a flight training academy, Arab Wings, a private jet charter and aircraft management company, Queen Noor Technical College, a private engineering college, and Gulf Wings, a private jet charter company. He also serves as the Vice Chairman and Chief Executive Officer of the Abdali Clemenceau Hospital project in Amman, Jordan. He is the founder of the MMAG Foundation campus in Amman, a free art school, exhibition space and community center. Mr. Abu-Ghazaleh is an active member of several museum councils and advisory groups. Mr. Abu-Ghazaleh currently serves on several boards of directors of private and public organizations, including Queen Rania Foundation, Endeavor Jordan and The American Center for Oriental Research (ACOR). He has served as the Chairman of United Cables Industries Company (UCIC), a Jordanian publicly-traded company, since 2013 and of Augustus Management International since July 2016. He previously served as the Chairman of National Poultry Company (NPC), a publicly traded company and on the boards of directors of Banque Misr Liban, Arab Pharmaceutical Company and Modern Pharma, both publicly traded companies that were merged and sold to Hikma Pharmaceuticals (HIK: Lon). Mr. Abu-Ghazaleh is the son of Mr. Mohammad Abu-Ghazaleh and the nephew of Mr. Amir Abu-Ghazaleh.

Skills & Qualifications: Mr. Abu-Ghazaleh brings to the Board over 15 years of management experience in global operations, as well as extensive experience in the transportation and food industries.

Experience Highlights: Leadership, Public Company Board, Industry, International Other Public Boards: United Cables Industries Company (Jordan).

Kristin Colber-Baker            Director Since: 2021            Director Age: 59

Prior Head of Global Diversity, Equity and Inclusion, Mars, Inc.

Biography: Ms. Colber-Baker has spent the past 30 years in various leadership and executive roles in corporate finance, M&A and HR/Talent within the consumer-packaged goods, retail and restaurant industries. From 2012 through February 2022, Ms. Colber-Baker served in various executive roles in Mars, Inc., a global confectionery and food manufacturer, including from 2020 to 2022, in Global Diversity, Equity and Inclusion, from 2015 to 2020, as the Global Head of Talent and Leadership Development and from 2012 to 2015, as the Regional Head, N.A. Talent. From 2010 to 2012, Ms. Colber-Baker was Global Head, Financial Planning, Reporting and Acquisition Integration at Wrigley Corp., where she was responsible for critical post-merger integration efforts related to Mars’ acquisition of Wrigley. Since 2018, Ms. Colber-Baker has served on the Board of Directors of Compassion International, a global non-profit child development organization.

Skills & Qualifications: Ms. Colber-Baker brings to the Board extensive human capital and culture expertise, global finance expertise as well as merger and acquisition experience.

Experience Highlights: Leadership, Industry, Finance/Accounting, International, M&A/Integration, Operations/Human Capital Independent Committees: Audit Compensation (Chair)

2023 Proxy Statement	Election of Directors | 17

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our business and affairs are managed with oversight from our Board. Our Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to shareholders. Our Board has adopted Corporate Governance Guidelines that provide the framework for the governance of our Company. These guidelines are available on our website at www.freshdelmonte.com under the “Investor Relations” tab.

Highlights of our Corporate Governance Guidelines are described below:

•	a majority of directors of the Board must be independent as defined by NYSE corporate governance listing standards, or NYSE Listing Standards;

•	if the Chairman of the Board is not an independent director, the Board will appoint a lead independent director;

•

the Board will have an Audit Committee, Compensation Committee and Governance Committee; together, the Committees and each of their members will be independent as defined by the NYSE Listing Standards and applicable SEC rules. The Board may designate one or more additional Committees or create ad hoc Committees from time to time;

•

a current director nominee who fails to receive a majority of the votes cast must submit his or her resignation to the Board. The Board will then consider all the facts and circumstances relative to the continued service of the director before accepting or declining his or her resignation;

•

the Governance Committee will oversee an annual self-evaluation of the Board and its Committees as prepared by its members to consider how each has performed relative to its goals, objectives, and charter; and

•	directors should not serve simultaneously on the boards of more than four other public companies and Audit Committee members should not serve on more than two additional audit committees.

Board Leadership Structure

Our Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and CEO and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for our Company. Our CEO, Mohammad Abu-Ghazaleh, is also the Chairman of our Board. The Board currently believes that our Company and our shareholders are best served by having Mr. Abu-Ghazaleh hold both of these positions, given that he has the primary responsibility for managing our day-to-day operations and therefore has a detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our businesses. Our Board also believes that the CEO serving as Chairman of the Board further promotes information flow between management and the Board and enhances the quality of the Board’s overall decision-making process.

Lead Independent Director

Our Corporate Governance Guidelines provide that if the position of Chair of the Board is held by the Chief Executive Officer or any other non-independent director, then the independent directors shall, upon recommendation of the Governance Committee and by majority vote of independent directors, appoint a lead independent director. Mr. Berthelot currently serves as our lead independent director. The duties of the lead independent director include:

•	Presiding over executive sessions of the independent directors and Board meetings at which the Chair is not present;

•	Serving as liaison between the Chair and the independent directors;

•	Approving Board meeting agendas and schedules and the subject matter of the information to be sent to the Board;

•	Having authority to call meetings of the independent directors and/or the non-management directors;

•	Ensuring he or she is available for consultation and direct communication if requested by major shareholders; and

•	Performing such other duties as the Board deems appropriate.

18 | Corporate Governance	2023 Proxy Statement

CORPORATE GOVERNANCE

Director Independence

Our Corporate Governance Guidelines provide that the Board must have a majority of directors who are independent as required by NYSE Listing Standards. Each year, the Board undertakes a review of director independence, which includes a review of each director’s or nominee’s responses to questionnaires asking about any relationships with us. This review is designed to identify and evaluate any transactions or relationships between a director or nominee or any member of his or her immediate family and us, or members of our senior management or other members of our Board, and all relevant facts and circumstances regarding any such transactions or relationships. Consistent with these considerations, our Board has affirmatively determined that the directors listed below are independent.

• Charles Beard, Jr. • Michael J. Berthelot • Mary Ann Cloyd • Kristin Colber-Baker • Lori Tauber Marcus

Meetings of the Board

The Board held 5 meetings during 2022. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board during the period in which he or she was a director and (2) the total number of meetings of all Committees on which he or she served during the period in which he or she was a director. It is the policy of the Board to encourage its members to attend our Annual General Meeting. All members of the Board in 2022 were present at our 2022 Annual General Meeting of Shareholders.

All of our non-employee directors meet in executive session (without management present) in connection with each scheduled Board meeting. Mr. Berthelot currently serves as the presiding director over all executive sessions of the non-employee directors. In addition, our independent directors meet separately, without the participation of directors who do not qualify as independent directors.

Board Committees

The Board has the following three standing Committees: Audit, Compensation and Governance. The Board has adopted a written charter for each of these Committees. Committee charters are available on our website at www.freshdelmonte.com under the “Investor Relations” tab. Each Committee conducts at least an annual review of and revises its respective charter, if necessary. The following table shows the members of each of the Board’s Committees and the number of Committee meetings held during the 2022 fiscal year.

Director	Audit Committee	Compensation Committee	Governance Committee

MichaelJ. Berthelot (LeadIndependent Director)	Member Financial Expert	Member

CharlesBeard, Jr. IndependentDirector		Member	Chair

MaryAnn Cloyd IndependentDirector	Chair Financial Expert		Member

LoriTauber Marcus IndependentDirector	Member		Member

KristinColber-Baker IndependentDirector	Member Financial Expert	Chair

Meetingsin 2022	4	6	5

2023 Proxy Statement	Corporate Governance | 19

CORPORATE GOVERNANCE

Audit Committee

Members	Primary Responsibilities

Mary Ann Cloyd (Chair)

Michael J. Berthelot

Lori Tauber Marcus

Kristin Colber-Baker

The Board determined that each member of the Audit Committee meets the independence requirements of the NYSE Listing Standards and the enhanced independence standards for Audit Committee members required by the SEC.

•  Oversees the quality and integrity of our financial statements and financial reporting process

•  Oversees our systems of internal controls over financial reporting and disclosure controls and procedures

•  Oversees the performance of our internal audit services function

•  Engages the independent auditors and evaluates their qualifications, independence, and performance

•  Establish hiring policies for employees or former employees of the independent auditor

•  Oversees the compliance by the Company with legal and regulatory requirements including the Company’s Code of Ethics Policy

•  Establishes procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters

•  Monitors the effectiveness of the Company’s information system controls and security

Financial Expertise. The Board determined that each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. In addition, the Board has determined that Mary Ann Cloyd, Michael J. Berthelot and Kristin Colber-Baker each qualifies as an “audit committee financial expert” as defined by SEC rules.

Compensation Committee

Members	Primary Responsibilities

Kristin Colber-Baker (Chair)

Michael J. Berthelot

Charles Beard, Jr.

The Board determined that each member of the Compensation Committee meets the independence requirements of the NYSE Listing Standards including the enhanced independence standards for Compensation Committee members.

•   Reviews our general compensation structure and policies

•   Reviews and sets the corporate goals and objectives for the Chief Executive Officer (“CEO”) and evaluates the CEO’s performance in light of such goals and objectives

•   Evaluates, determines, and recommends CEO compensation, subject to approval by the independent directors

•   Recommends the compensation of our other executive officers and the terms of any new executive compensation programs

•   Reviews the compensation structure and policies applicable to the Board and recommends proposed changes

•   Administers our executive incentive plans, including approving awards under such plans

•   Reviews and discusses with management each year the Compensation Discussion and Analysis included in our annual proxy statement

•   Oversees our risk assessment and risk management relative to our compensation structure, benefits, and incentive plans’ administration

•   Oversees our compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters.

•   Serves as a liaison to our Chief Human Resources Officer to advise and provide insights and best practices regarding various human resource issues

Role of Independent Compensation Consultant. The Compensation Committee has the sole authority to retain compensation consultants or advisors to assist it in fulfilling its responsibilities, including evaluating and determining executive and director compensation, and in fulfilling its other responsibilities. In 2022, the Compensation Committee engaged Willis Towers Watson (“WTW”) as its independent compensation consultant. WTW’s work with the Committee included analyses, advice, guidance and recommendations on executive and director compensation levels versus peers, market trends and incentive plan designs. In addition, in 2022, WTW conducted a review of our current peer group to ensure that it continues to serve as an appropriate benchmark for executive and director compensation levels and practices for 2023. WTW also reviewed our long-term incentive practices and provided updates on executive compensation trends and developments. WTW will continue to work with the Committee to provide it with analyses,

20 | Corporate Governance	2023 Proxy Statement

CORPORATE GOVERNANCE

advice, guidance and recommendations on executive and director compensation versus peers, market trends and incentive plan designs. WTW was engaged exclusively by the Compensation Committee on executive and director compensation matters and does not have any other consulting arrangements with the Company. The Committee took into consideration the consultant’s analyses, advice, guidance and recommendations in recommending changes to Board and executive compensation. The Committee considered the independence of WTW and determined that no conflicts of interest exist. For more information regarding the role of the compensation consultant, see the disclosure under “Compensation Setting Process—Role of Independent Compensation Consultant.”

Compensation Committee Interlocks and Insider Participation. During the 2022 fiscal year, Michael J. Berthelot, Kristin Colber-Baker and Charles Beard, Jr. served as Compensation Committee members. None of these individuals were, during 2022, an officer or employee of our Company, or was formerly an officer of our Company. There were no transactions in 2022 between us and any directors who served as Compensation Committee members for any part of 2022 that would require disclosure by us under SEC rules requiring disclosure of certain relationships and related party transactions. During 2022, none of our executive officers served as a director of another entity, one of whose executive officers served on the Compensation Committee, and none of our executive officers served as a member of the compensation committee of another entity, whose executive officers served as a member of our Board.

Employee Compensation Recoupment Policy

We have adopted the Employee Compensation Recoupment or “Clawback” Policy (the “Recoupment Policy”), which covers all our current and former employees (the “Covered Employees”). The Recoupment Policy allows the Company to cancel and/or recover severance and other separation benefits and short-term and long-term incentive awards granted, payable or paid to Covered Employees in the event of:

•

any inaccurate financial statement – inaccurate financial statement means an inaccurate financial statement of the Company or any inaccurate calculation or determination of performance criteria with respect to the Company or a subsidiary (whether or not contained in a financial statement), regardless of whether such inaccuracy is the result of covered conduct or the subject of an accounting restatement, or

•

any covered conduct by any Covered Employees – covered conduct means gross negligence, intentional misconduct, fraud or embezzlement (referred to as serious misconduct), failure to comply with our Code of Ethics Policy or any other employee policy, self-dealing or other breach of the duty of loyalty, failure to comply with non-compete, non-solicit or confidentiality provisions or any other restrictive covenants contained in any employment agreements or behavior that is detrimental to the business or reputation of our Company.

If the Compensation Committee determines that a Covered Employee was paid or awarded during a three-year lookback period more than he or she would have been paid or awarded absent the inaccurate financial statement (other than as a result of serious misconduct), then the Compensation Committee may, to the extent permitted by applicable law, seek to recover such excess compensation from short-term or long-term incentive awards. If the Compensation Committee determines that during a three-year lookback period any serious misconduct occurred (including if such serious misconduct resulted in an inaccurate financial statement), the Compensation Committee may cancel and/or recover any short-term or long-term incentive awards and any severance or other separation benefits granted, payable or paid to a Covered Employee, with no limit to the amount that it may cancel or recover.

2023 Proxy Statement	Corporate Governance | 21

CORPORATE GOVERNANCE

Governance Committee

Members	Primary Responsibilities
Charles Beard, Jr. (Chair) Mary Ann Cloyd Lori Tauber Marcus The Board determined that each member of the Governance Committee meets the independence requirements of the NYSE Listing Standards.

•   Identifies individuals qualified to become members of the Board, consistent with criteria approved by the Board

•   Develops and recommends to the Board criteria for selecting new directors

•   Recommends director nominees for approval by the Board and the shareholders, and considers and recruits candidates to fill vacancies on the Board

•   Reviews director candidates recommended by shareholders for election

•   Assesses the contributions of incumbent directors, including in light of selection criteria and Board needs

•   Advises the Board with respect to Committee membership and operations

•   Oversees preparation of the CEO succession plan and reviews succession plans for directors, Committee members and Committee chairs

•   Reviews with senior management our major risk exposures, as well as our risk management practices and our guidelines, policies and processes for risk assessment and risk management

•   Oversees compliance with legal and regulatory requirements, including the Company’s cybersecurity policy

•   Develops and recommends to the Board corporate governance guidelines

•   Oversees the Company’s environmental, social and governance program

The Nomination Process

In considering each director nominee for the Annual General Meeting, the Board and the Governance Committee evaluate such person’s background, qualifications, attributes and skills to serve as a director. The Board and the Governance Committee also evaluate each of the director’s contributions to the Board and role in the operation of the Board as a whole.

Consideration of Director Nominees. The Governance Committee considers possible candidates for nominees for directors from many sources, including management and shareholders. The Governance Committee evaluates the suitability of potential candidates nominated by shareholders in the same manner as director nominees and other candidates recommended to the Governance Committee, in accordance with the following criteria:

•	their reputation for honesty and ethical conduct in their personal and professional activities and their strength of character and judgment;

•	their ability and willingness to devote sufficient time to Board duties;

•

their educational and industry background, as well as their business and professional achievements and experience, particularly in light of the Company’s business and its size, complexity and strategic challenges and whether they have demonstrated, by significant accomplishment in their fields, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company;

•	their potential contribution to the diversity and culture of the Board; and

•	their independence from management under requirements of applicable law and listing standards.

In connection with the selection of any new director nominee, the Governance Committee will assess the skills and experience of the Board, as a whole, and of each of the individual directors. The Governance Committee will then seek to identify those qualifications and experience sought in any new candidate in light of the criteria described above that will maintain a balance of knowledge, experience and skills on the Board and produce an effective Board. The Governance Committee has the authority to engage the services of executive search firms to assist the Governance Committee and the Board in identifying and evaluating potential director candidates. Following the identification of director candidates, such individuals will be interviewed by the Chairman and CEO and a majority of the Governance Committee members. The Governance Committee will consider the results of the interviews and will decide whether to recommend, and the Board will decide whether to approve, the candidate’s appointment as a director.

22 | Corporate Governance	2023 Proxy Statement

CORPORATE GOVERNANCE

While the Board does not have a formal diversity policy, as a matter of practice, the Board considers diversity in the context of the Board as a whole and takes into account, among other factors, considerations relating to ethnicity, gender, cultural diversity and the range of perspectives that the directors bring to their work.

Shareholder Nominations of Director Candidates. Our Governance Committee has adopted policies addressing the procedures by which shareholders may recommend director nominees. A shareholder desiring the Governance Committee to consider any person for nomination for election to the Board must deliver a written submission to the Governance Committee in care of the Secretary, Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134. Such submission must include (i) the candidate’s name and contact information; (ii) a detailed resume of the candidate and a statement explaining the qualifications of the candidate that, in the view of the candidate and/or the shareholder, would make such person a suitable director and a description of the candidate’s reasons for seeking election as a director, which description must include any plans or proposals that such person or the shareholder may have that relate to, or would result in any of the actions described in Item 4 of Schedule 13D (or any successor provision) under the Exchange Act; (iii) a statement of whether the candidate meets applicable law and listing requirements pertaining to director independence; (iv) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and other material relationships, between or among the candidate, the shareholder (and/or any beneficial owner on whose behalf the recommendation is made) and its affiliates and associates, or others acting in concert therewith, on the one hand, and the candidate and his or her respective affiliates and associates, or others acting in concert therewith; (v) any information relating to the candidate, the shareholder and their respective affiliates or associates that would be required to be disclosed in a proxy solicitation for the election of directors of the Company pursuant to Regulation 14A under the Exchange Act or otherwise be required to be provided pursuant to our Second Amended and Restated Memorandum and Articles of Association; and (vi) the written consent of the candidate to serve as a director, if elected.

The submission should include an undertaking to submit to the Secretary of the Company a statement amending any of the foregoing information promptly after any material change occurs in such information as previously submitted. The Governance Committee may require additional information from the nominee to perform its evaluation of the eligibility of the nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. In addition to the foregoing, any nomination by a shareholder of any person for election to the Board must comply with the advance notice requirements of our Second Amended and Restated Memorandum and Articles of Association. For more information regarding the advance notice requirements, see “Shareholder Proposals and Director Nominations for 2024 Annual General Meeting” in this proxy statement.

Insider Trading Policy and Restrictions on Pledging and Hedging

Our Insider Trading Policy prohibits all directors, officers and employees from engaging in transactions in our common stock while in possession of material non-public information and restricts directors, officers and other “designated insiders” from engaging in most transactions involving our Class A common stock during periods, that we have determined, that those individuals are most likely to be aware of material, non-public information. Our Insider Trading Policy also prohibits all our directors and employees, including our executive officers, or any of their designees, family members or entities that they influence or control, from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities that were granted to the director or employee as part of their compensation or that are held, directly or indirectly, by any such persons. Furthermore our Insider Trading Policy requires that insiders structure any pledge or shares held in a margin account to ensure that the executive and any documentation regarding the arrangement are in compliance with applicable securities laws and prohibits officers from pledging any stock which is subject to our Stock Ownership Guidelines.

Code of Ethics/Conduct

Code of Conduct and Business Ethics Policy

We have adopted a Code of Conduct and Business Ethics Policy, or the Code of Conduct, which applies to all of our directors, officers, employees, agents and representatives. The Code of Conduct is designed to ensure that our business

2023 Proxy Statement	Corporate Governance | 23

CORPORATE GOVERNANCE

is conducted in a consistently legal and ethical manner, including the handling of related party transactions. Our Code of Conduct contains our Related Party Transactions Policy, which is described in “Related Party Transactions Policy ” below. Additionally, our Code of Conduct includes policies on political contributions, labor and human rights and workplace practices.

Code of Ethics Policy

To supplement the Code of Conduct, we have adopted a Code of Ethics Policy, or the Code of Ethics, which applies to those with important roles in the financial reporting process, including: (i) our Chief Executive Officer, the Senior Vice President and Chief Financial Officer, the Vice President, Global Internal Audit, the Chief Accounting Officer or Controller or persons performing similar functions; (ii) the President and Chief Operating Officer, any other senior vice president or vice president and any other senior executives designated by the Board; and (iii) our Board.

To promote a corporate culture of transparency, integrity and honesty, the Code of Ethics requires that our Senior Financial Officers, Executive Officers and Board, among other things:

•	Promote an honest and ethical culture;

•	Comply with our policies and all applicable governmental laws, rules and regulations;

•	Consult and report any known or believed violations of the Code of Conduct to the appropriate persons;

•	Provide full, fair, accurate, timely and understandable disclosure in all of our reports and communications; and

•	Periodically reaffirm his or her commitment to the Code of Conduct.

We intend to disclose any amendments to, or waivers of, the Code of Ethics relating to our directors or executive officers on our website within four business days following the date of the amendment or waiver. Only the Board may grant a waiver from any provision of our Code of Ethics in favor of a director or executive officer.

Global Vendor Code of Business Ethics and Conduct

In addition, we have adopted a Global Vendor Code of Business Ethics and Conduct, or the Vendor Code, which requires the compliance of each of our vendors, suppliers, customers, consultants, agents, representatives, brokers, distributors, research partners, software providers, licensors, intermediaries and other third parties who provide us with goods and services, along with their parent entities, subsidiaries, subcontractors and supply chains. Among other matters, the Vendor Code addresses compliance with laws and regulations, product safety and quality, labor and human rights, trade sanctions, anti-corruption and bribery and business practices. Violation of the Vendor Code may result in the termination of the contract between the Company and the third party.

Each of the Code of Conduct, the Code of Ethics and the Vendor Code is available on our website at www.freshdelmonte.com under the “Investor Relations” tab.

24 | Corporate Governance	2023 Proxy Statement

CORPORATE GOVERNANCE

Board’s Role in Risk Oversight

The Board as a whole has responsibility for risk oversight, which it fulfills directly and through its Committees, depending on the nature of the risks. Oversight is supported by management reports, reports by our independent auditors and advisors, all of which are intended to help the Board or the relevant Committees identify and manage key risks and exposures. The Board and its Committees also have regular executive sessions with the head of internal audit, as well as with the independent accountants and, where appropriate, other advisors, without any other management present. In addition, the Governance Committee reviews with senior management our major risk exposures, as well as our risk management practices and our guidelines, policies and processes for risk assessment and risk management. The Board satisfies its oversight responsibility through full reports by each Committee chair regarding the Committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company. The allocation of risk oversight among the Board and its Committees is summarized below.

BOARD OF DIRECTORS

•   Strategic, financial and execution risks and exposures associated with our operations, including matters affecting capital allocation;

•   Major litigation exposures;

•   Significant regulatory changes that present risks or may otherwise affect our business operations;

•   Senior management succession planning;

•   Major acquisitions and divestitures; and

•   Other matters that present material reputational risk or risk to our operations, plans and prospects, taken as a whole.

Audit Committee

•   Financial Risk

•   Financial reporting

•   Public disclosures

•   Internal control over financial reporting

•   Financial policies

•   Credit and liquidity matters

•   Major acquisitions and divestitures

Compensation Committee • Compensation structure, policies and practice • Compensation benefits and incentive plans • Senior management succession planning

Governance Committee

•   Enterprise Risk Management Program

•   Corporate governance

•   Sustainability

•   Corporate social responsibility

•   Environment

•   Director succession

•   Ethics & Compliance

•   IT, Cyber Security and Privacy

•   Health and safety

•   Food safety

Oversight of Cybersecurity Risks

Our Board believes a strong cyber strategy is vital to protect our business, customers and assets. The Governance Committee oversees our internal cybersecurity and other information technology and data privacy risks, controls, strategies and procedures as the Chair of Governance Committee has extensive experience in cybersecurity and as a Chief Information Officer. Our Senior Vice President and Chief Information Officer periodically reports to the Governance Committee regarding cybersecurity risk exposure and cybersecurity risk management strategy. Our Executive Leadership Team governs our cybersecurity strategy and programs through regularly scheduled meetings. In addition, our Board also may review and assess cybersecurity risks as part of its responsibilities for general risk oversight.

We maintain a cyber incident response plan to timely, consistently and compliantly address any cyber threat that may occur despite our safeguards. The response plan covers the major phases of the incident response process, including (1) preparation, (2) detection and analysis, (3) containment and investigation, (4) notification, which may include timely notice to our Board if deemed material or appropriate, (5) eradication and recovery and (6) incident closure and post-incident analysis. Our response plan is periodically tested and kept up to date. The scope of this plan is global and includes our business units, regions, subsidiaries and affiliates. We work with third-party industry experts to conduct annual vulnerability assessments through simulated table top exercise.

We maintain a robust privacy compliance program. Employees are required to participate in cybersecurity trainings that are periodically offered and annual phishing awareness training and campaigns. Our leadership team participates in advanced, targeted cybersecurity training and exercises to ensure additional security.

2023 Proxy Statement	Corporate Governance | 25

CORPORATE GOVERNANCE

Compensation Risks

In 2022, as part of our risk management process, we conducted an annual comprehensive review and evaluation of our compensation programs and policies. The assessment covered each material component of executive and non-executive employee compensation. Based on a review and analysis of our incentive plans, policies and programs, we believe that these programs are not reasonably likely to give rise to risks that would have a material adverse effect on our business. In evaluating our compensation components, we took into consideration the following risk-limiting characteristics:

•	Bonus payout under our annual incentive plan and long-term incentive plan is capped;

•

A significant percentage of our overall pay mix is long-term or equity-based, which, when combined with our Stock Ownership Guidelines, aligns our executive officers’ interests with shareholders’ interests and minimizes the taking of inappropriate or excessive risk that would impair the creation of long-term shareholder value;

•	We use multiple objectives which serves to limit the potential benefit of any single episode of excessive risk taking;

•

We have effective management processes for establishing key financial and operating targets, and monitoring financial and operating metrics and all computations and recommendations are subject to multiple levels of review including local, regional, corporate, and board level reviews;

•	We have effective monitoring by external and internal audit; and

•	All our compensation programs include claw back provisions if an award is granted based upon incorrect data.

Related Party Transactions

In 2022, we incurred approximately $2.5 million of air charter expenses with the aircraft management company Arab Wings in which Mohammad Abu-Ghazaleh, our Chairman and Chief Executive Officer, and Amir Abu-Ghazaleh, one of our directors, collectively indirectly beneficially own approximately 48% of the equity, with other Abu-Ghazaleh family members indirectly beneficially owning an additional 12.6%. Mohammad Abu-Ghazaleh is Chairman, Ahmad Abu-Ghazaleh is Vice Chairman and CEO, and Amir Abu-Ghazaleh serves as one of the directors of Arab Wings. The aircraft management company utilized an aircraft that was indirectly owned by Mohammad Abu-Ghazaleh and other third party owned aircraft in providing the services.

Related Party Transactions Policy

Our Code of Conduct includes our policy for the review and approval of related party transactions. The policy operates in conjunction with other aspects of our Company’s compliance program and requires directors and employees to report any circumstances that may create or appear to create a conflict between the interests of the related party and those of our Company, regardless of the amount involved. Our directors and executive officers must also periodically confirm information about related party transactions, and management reviews its books and records and makes other inquiries as appropriate to confirm the existence, scope and terms of related party transactions.

Under the policy, a “related party” is (i) a director, or executive officer of the Company, his or her immediate family members, any individual (other than tenants and employees) who shares that person’s home, or any entity that any of them controls or in which any of them has a substantial beneficial ownership interest; or (ii) any person who is the beneficial owner of more than 5% of our voting securities or a member of such person’s immediate family. A related party transaction is a transaction involving the Company and a related party, excluding certain employment arrangements.

Pursuant to the policy and NYSE listing standards, the Audit Committee must evaluate each related party transaction and recommend to the disinterested members of the Board whether the transactions are fair, reasonable and within Company policy, and should be approved. Related party transactions entered into, but not approved, are subject to termination if so directed by the Audit Committee or the Board, as applicable. The Audit Committee considers each related party transaction in light of all relevant factors and the controls implemented to protect the interests of our Company and our shareholders, including:

•	The benefits of the transaction to the Company;

•	The impact on a director’s independence if the related party is a director, an immediate family member of a director or the director’s primary business;

•	The availability of other sources for comparable products or services;

•	The terms of the transaction; and

•	The terms available to unrelated third parties or to employees generally.

26 | Corporate Governance	2023 Proxy Statement

CORPORATE GOVERNANCE

Director Compensation

General. The Board maintains a compensation arrangement for the non-employee directors of the Board. The Board compensation arrangement is comprised of the following types and levels of compensation:

Annual Equity Grant. At each annual meeting, non-employee directors receive an equity grant in the form of restricted stock units. For 2022, the equity grant had an aggregate grant date value equal to $150,000. Pursuant to this policy, on June 2, 2022, each non-employee director received an award of 5,901 restricted share units, which vest on the earlier of the day prior to next annual meeting or the one-year anniversary of the grant date. Upon vesting of the awards, directors are required to hold the shares until the share ownership guidelines are met under our share ownership and retention policy. See “Share Ownership Policy” below.

Retainer and Fees Paid in Cash. The annual retainer for non-employee directors is $90,000. Directors serving as members of the Audit Committee, the Compensation Committee and the Governance Committee are entitled to additional annual retainers of $15,000, $7,500 and $5,000, respectively. The lead independent director is entitled to an additional retainer of $35,000, and the Chairs of the Audit Committee, the Compensation Committee and the Governance Committee are entitled to an additional retainer of $25,000, $20,000 and $15,000, respectively. Non-employee directors are also reimbursed for incidental expenses associated with each Board and/or Committee meeting. Directors who are employees do not receive any additional compensation for their services as a director.

The following table sets forth information regarding the compensation of our non-employee directors for 2022. Mohammad Abu-Ghazaleh, our Chairman and CEO, is omitted from the table as he does not receive any additional compensation for his services as a director. For more information on Mohammad Abu-Ghazaleh’s compensation, see “Executive Compensation” beginning on page 56.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Amir Abu-Ghazaleh	90,000	149,118	$239,118
Ahmad Abu-Ghazaleh	90,000	149,118	$239,118
Mary Ann Cloyd	120,000	149,118	$269,118
Michael J. Berthelot(4)	150,667	149,118	$299,785
Charles Beard, Jr.	112,500	149,118	$261,618
Lori Tauber Marcus	110,000	149,118	$259,118
Kristen Colber-Baker(5)	119,722	149,118	$268,840

(1)	Amounts reflect the aggregate dollar amount of all fees earned or paid in cash for services as a director, including annual retainer fees and committee and/or chair fees for our 2022 fiscal year.
(2)

Amounts reflect the full grant date fair value of a grant of restricted stock units, determined in accordance with FASB ASC 718-10 Compensation—Stock Based Compensation. For additional information on the valuation assumptions regarding the fiscal 2022 grants, refer to Note 15 to our financial statements for the year ended December 30, 2022, which are included in our Annual Report on Form 10-K filed with the SEC.

(3)

The following table sets forth the aggregate number of restricted stock units outstanding as of December 30, 2022 for each of our non-employee directors who received a restricted stock unit award in 2022.

Name	RSUs(a)
Amir Abu-Ghazaleh	5,969
Ahmad Abu-Ghazaleh	5,969
Mary Ann Cloyd	5,969
Michael J. Berthelot	5,969
Charles Beard, Jr.	5,969
Lori Tauber Marcus	5,969
Kristen Colber-Baker	5,969

(a)	Includes 67 dividend equivalent units that are subject to the same restrictions and vesting criteria based on the underlying RSUs to which they relate.
(4)	Michael J. Berthelot stepped down as chair of the Compensation Committee effective June 1, 2022.
(5)	Kristin Colber-Baker was appointed to chair of the Compensation Committee effective June 1, 2022.

2023 Proxy Statement	Corporate Governance | 27

CORPORATE GOVERNANCE

Share Ownership Policy. We have a share ownership policy that applies to non-employee directors. Non-employee directors are expected, within five years of the director’s appointment, to own Ordinary Shares having a value equal to four times the annual cash retainer for non-employee directors. The current annual board retainer is $90,000, and, as a result, the new ownership target is Ordinary Shares having a value of $360,000. Valuation of the Ordinary Shares owned will be based on the grant date value of the Ordinary Shares. Each of our non-employee directors is in compliance with the new guidelines and recent board members are proceeding reasonably towards timely meeting the new guidelines. We believe that this ownership policy further aligns director and shareholder interests and thereby promotes the objective of increasing shareholder value.

Sustainability and Social Responsibility at Fresh Del Monte Produce

As one of the world’s leading produce companies, we recognize that it is our responsibility to provide safe and wholesome food to our consumers, while also protecting and ensuring the well-being of our planet. This is why we embed sustainability into how we do business, including how we grow, transport, package and deliver our products and in how we interact with our communities.

We take a holistic approach to conservation that considers the entire ecosystem, which is vital for the current and future success of our business. Our business strategy is enhanced by successfully managing our sustainability pillars— our sustainability strategy is deeply rooted in our culture at Fresh Del Monte Produce and we are all committed to working towards A Brighter World Tomorrow™ for generations to come. As a result, we’ve enacted programs that support many of the United Nation’s Sustainable Development Goals (SDGs) for many years.

In October 2022, we released our 2021 Sustainability Report discussing our sustainability journey, goals and commitments, which can be found at https://freshdelmonte.com/sustainability.

We work toward fulfilling our sustainability strategy by:

Oversight of Sustainability and Climate Change Risk

The Board recognizes the importance of keeping sustainability at the forefront of our business development. To that end, the Governance Committee is responsible for overseeing ESG-related issues, which includes reviewing with the Company’s senior management major risk exposures (whether financial, operating, regulatory or otherwise) and the steps that management has taken to monitor and control such exposures, as well as the practices, guidelines, policies and processes for risk assessment and risk management. Additionally, as part of the Board’s risk oversight of climate change, the Audit Committee is responsible for annually reviewing and discussing with management the Company’s material climate-related risks.

With support from the Sustainability Steering Committee—a cross-departmental group of company leaders—the Chief Sustainability Officer (the “CSO”) reports key issues quarterly to the Governance Committee. The CSO and the Sustainability Steering Committee work with Sustainability Leaders in each of our operating facilities to enact critical sustainability programs, including climate mitigation and adaptation activities. We engage dedicated team members and key stakeholders to enact these initiatives within our facilities and their operating regions.

28 | Corporate Governance	2023 Proxy Statement

CORPORATE GOVERNANCE

Along with the work of these committees, we have policies and formal systems to ensure a consistent approach across our global operations: (1) Our Global Environmental Policy guides our performance in greenhouse gas (“GHG”) emissions reduction, water management, waste generation and ecosystem protection and (2) our Land and Water Suitability Policy guides the climate and water risk management and environmental considerations of existing or new agricultural developments.

Climate Change and Promoting the Health of our Planet

As a company, we are working to balance agricultural productivity, biodiversity and environmental action, which includes taking on the challenge of climate change in agriculture head on, and leading our industry towards transparency, accountability and transformative action on reducing greenhouse gas emissions. This pillar of our Sustainability Strategy centers on protecting and promoting the health of our planet, its wildlife and its natural resources – this ongoing commitment to care for the environment is at the heart of our business strategy and focuses on these three key areas:

•	Climate Action;

•	Water Stewardship; and

•	Circular Economy and Waste.

Climate Action

We understand agriculture’s contribution to GHG emissions and the worsening impacts of global climate change, and have ongoing climate action initiatives to combat these impacts, specifically focusing on GHG emissions, renewable energy, forest conservation, transportation emissions reductions, sustainable farming and regenerative agriculture. We continue to seek out opportunities to reduce our emissions and join collective efforts with our stakeholders.

We have made meaningful progress to reduce our GHG emissions. In 2021, we reduced our combined Scope 1 and 2 emissions by 22.6% compared with 2019 levels, bringing us closer to reaching our 2030 climate goal of reducing Scope 1 and 2 emissions by 27% by 2030.

We are also undertaking strategic partnerships to drive agricultural innovation in the industry. For instance, in 2021, we launched a three-year initiative with the German Agency for International Cooperation with efforts in Costa Rica and Guatemala to protect the ecosystems of bananas and pineapples.

To promote regenerative agriculture, we have deployed a holistic farming program that focuses on soil health, carbon sequestration, biodiversity, ecosystem health, water availability and quality throughout our operations. While we have seen great success with these principles, we are actively building on these regenerative farming solutions.

Water Stewardship

We recognize our responsibility for managing our water use with care as the success of our farms, communities and team members depend on safe and clear water availability. To this end, we have deployed innovative technologies to improve our operations water use efficiency and reduce risk exposure. For instance, in 2021, we invested over $2,000,000 to improve irrigation systems in many communities in which we operate – Costa Rica, the Philippines and Panama, and increase potable water availability at packing houses in Costa Rica. Beyond our operations, we actively participate in and promote actions that involve other stakeholders with a focus on protecting the entire watershed, including water conservation, quality monitoring, wastewater treatment and water recycling practices.

Circular Economy and Waste

We recognize the impact of waste and we seek to track and reduce waste generation in all global operating facilities. As a vertically integrated company, we are uniquely situated to address our waste stream from production to end-use and have identified two focus areas for our efforts: (1) food waste; and (2) packaging waste.

As part of our efforts to reduce food waste, each of our facilities is required to have a unique plan to deal with waste that reduces environmental impact and complies with local laws and regulations while diverting food waste from landfills. Our success is exemplified by the fact that, in 2021, we diverted 93% of our food waste from the landfill by reducing our food waste and increasing the amount of food that we donated to those in need.

While the majority of waste produced is organic, we understand the importance of eliminating unnecessary packaging materials, increasing recycled content and further developing reusable and recyclable programs, including designing packaging with a reduced environmental impact that balances against the optimal protection for our products.

2023 Proxy Statement	Corporate Governance | 29

CORPORATE GOVERNANCE

Key Sustainability Commitments and Progress

30 | Corporate Governance	2023 Proxy Statement

CORPORATE GOVERNANCE

**

Green economic recovery is an economic recovery to the impacts of COVID-19 that is aligned with achieving long-term sustainability and climate action objectives to achieve a more resilient, inclusive and equitable future for the planet.

2023 Proxy Statement	Corporate Governance | 31

CORPORATE GOVERNANCE

In 2022, we made great strides to achieving these goals. Our updated 2021 Sustainability Report outlines our progress in achieving these goals. Key takeaways:

•

We committed to reaching 100% of our global product volume certified as sustainably grown by SCS Global Services by 2025. We are on target as, to date, 82% of our production volume is certified as sustainably grown.

•	We committed to monitoring 100% of protected forest areas annually by 2025 by conducting an inventory of species in each of our reserves. We are on track, having met 67% of its target to date.

•	In order to grow with our communities, we plan to plant and/or donate 2,500,000 trees by 2025. We are on track, having met 65% of this target to date.

•	We committed to supporting 300 local sustainability programs that create measurable and lasting change by 2025, we have already surpassed this goal by reaching 133% of the goal.

•	We committed to providing educational opportunities to 20,000 students and adult learners by 2025. To date, we have exceeded our goal by reaching 175% of the goal.

•

With the objective of protecting the planet, we are aiming to reduce our absolute Scope 1 CO2e emissions from vessel shipping by 10% by 2025. We have recently made significant investments in six fuel-efficient vessels. To date, we have exceeded our goal of 10%, reaching a 20% reduction.

We have received various recognitions worldwide for our sustainability efforts, including:

•	2019 – Certified Carbon Neutral by SCS Global Services for our pineapple operation in Costa Rica (farm to gate).

•	2020 – Received PR Daily’s Green and Environmental Stewardship award for our efforts in conserving vibrant forest habitats in Costa Rica.

•	2020 – Received honors from the government of Guatemala for our unwavering support to the Guatemalan people in the middle of the COVID-19 and ETA/IOTA crisis.

•

2020 – Received 4 awards for our efforts to support our communities in California with food donations: (in 2020 we donated over 6.4 million pounds of fresh produce with our Port Hueneme operation to those in need). Awards include: Port Hueneme Oxnard Harbor District: Presidential COVID-19 Emergency Frontline Responder Award, San Fernando LGBT Community Center: Certificate of Appreciation, Food Bank of Santa Barbara County: 2020 Hunger Relief Champion and Oxnard Chamber of Commerce: Chair’s Awards of Excellence.

•	2021 – Approval of our Climate goals by the Science Based Target initiative.

•

2020 – Our Kenya operation launched a partnership with the World Benchmarking Alliance (WBA), the Universal Access Project of the UN Foundation (UNF), and five other global companies in advancing the health and well-being of more than 500,000 women workers.

•	2021 – Received Certificate of Recognition for our support to the community and COVID-19 Response in the Municipality of Datu Abdullah Sangki in the Philippines.

•	2021 – Received COVID Seal recognition by the Chilean Security Association for outstanding performance in fighting the pandemic and caring for workers.

•	2021 – Received GIZ From Farm to Fork Idea Award for innovation in promoting biodiversity in Costa Rica.

•

2021 – Letter of Recognition from the Guatemala Ministry of Culture for our work safeguarding and restoring the Quiriguá archaeological park, a UNESCO World Heritage Site, from the impacts of hurricane Eta and Iota.

•	2021 – Received Neutral Fuels Biofuel Certificate for contributing to the transition to a Net Zero future in the fight against climate change in our facility in Dubai, UAE.

•

2021 – Selected as a finalist for Rabobank’s 2021 Leadership in Sustainability award, an award that recognizes a high-impact organization that has achieved unique steps towards business, environmental, social, and governance sustainability.

•

2021 – Received the Environmental Initiatives award in the 2021 SEAL (Sustainability, Environmental Achievement & Leadership) Business Sustainability Awards for our approach to farming while conserving biodiversity.

32 | Corporate Governance	2023 Proxy Statement

PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL SUMMARY

What Are You Voting On?

We are asking our shareholders to ratify the appointment of Ernst & Young LLP (“EY”) to serve as the Company’s independent registered public accounting firm for the 2023 fiscal year. The Audit Committee and the Board is submitting the selected firm to our shareholders as a matter of good corporate governance.

Voting Recommendation

The Board recommends that you vote “FOR” the ratification of the appointment of EY as the Company’s independent registered public accounting firm for the 2023 fiscal year.

The Audit Committee has selected EY to serve as the Company’s independent registered public accounting firm for the 2023 fiscal year. The Audit Committee values shareholder views on the Company’s independent registered public accounting firm and believes it is appropriate to seek shareholder ratification of this selection.

The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm, unless you specify otherwise.

The Board recommends that you vote “FOR” the ratification of the appointment of Ernst & Young

2023 Proxy Statement	Ratification of Independent Registered Public Accounting Firm | 33

RATIFICATION OF AUDITORS

Selection of our Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. To execute this responsibility, the Audit Committee engages in a comprehensive evaluation of the independent registered public accounting firm’s qualifications, performance and independence.

The Audit Committee has selected EY to continue to serve as our independent registered public accounting firm for the 2023 fiscal year. EY has served as our independent registered public accounting firm since 1997. In accordance with SEC rules and EY policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit service to us. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the chair of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.

The Audit Committee believes that the continued retention of EY as our independent registered public accounting firm is in the best interest of our Company and our shareholders, and we are asking our shareholders to ratify the selection of EY as our independent registered public accounting firm for the 2023 fiscal year.

Benefits of EY’s tenure as our independent registered public accounting firm include:

Increased Audit Quality

After years of experience as the Company’s independent auditor, EY has gained institutional knowledge of and deep expertise in our global operations and businesses, accounting policies and practices, and internal control over financial reporting that increases the quality of their audit.

Competitive Fees EY’s fees are competitive with their peers because of their familiarity with the Company and its businesses.

Avoid Transition to New Auditor

Engaging a new independent auditor would likely result in additional costs and require a significant time commitment from management, which could distract management from its focus on other areas, such as financial reporting and internal controls.

We are submitting the selection of EY to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event our shareholders do not ratify the appointment, the appointment may be reconsidered by the Audit Committee. Ratification of the appointment of EY to serve as our independent registered public accounting firm for the 2023 fiscal year will in no way limit the Audit Committee’s authority to terminate or otherwise change the engagement of EY for the 2023 fiscal year.

We expect representatives of EY to be present at the meeting. The representatives will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Fees Paid to EY

The following table presents all fees billed or expected to be billed for professional audit services rendered by EY for the audit of our annual consolidated financial statements for our 2022 and 2021 fiscal years, and fees billed or expected to be billed for other services rendered to us by EY:

	Fiscal Year
(U.S. dollars in millions)	2022	2021
Audit fees (1)	$5.3	$4.8
Audit-related fees (2)	—	—
Tax fees (3)	0.4	0.3
All other fees	—	—
Total	$5.7	$5.1

(1)

Audit fees consisted of the fees and expenses for professional services rendered in connection with: (i) the audit of our annual consolidated financial statements and the effectiveness of our internal controls over financial reporting; (ii) the review of the interim financial statements contained in each of our Quarterly Reports on Form 10-Q; and (iii) statutory audits.

34 | Ratification of Independent Registered Public Accounting Firm	2023 Proxy Statement

RATIFICATION OF AUDITORS

(2)	Audit-related fees consist of the fees billed for services that are reasonably related to the performance of the audit or review.
(3)	Tax fees consisted of fees for tax compliance and other permissible tax related services.

Policy on Audit Committee Pre-Approval of Audit and Permitted Non-Audit Services

The Audit Committee has established a policy for the pre-approval of all audit and permitted non-audit services proposed to be provided to us by EY. Under the policy, the Audit Committee pre-approves all services obtained from our independent registered public accounting firm by category of service, including a review of specific services to be performed, fees expected to be incurred within each category of service and the potential impact of such services on auditor independence. If it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. To facilitate the process, the policy delegates pre-approval authority to the Audit Committee chair to pre-approve services up to $50,000, and the Audit Committee may also delegate authority to one or more of its members to pre-approve services. The Audit Committee member to whom such authority is delegated must report, for informational purposes, any pre-approval decisions to the Audit Committee at its next scheduled meeting. All services rendered by EY to our Company are permissible under applicable laws and regulations. All audit and permitted non-audit services provided by EY during the 2022 fiscal year were pre-approved by the Audit Committee in accordance with the Audit Committee’s pre-approval policy in effect during 2022.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process and internal control structure on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements of the Company, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles and their judgments as to the quality, not just the acceptability, of the Company’s accounting principles. The Audit Committee discussed with the independent auditors such matters as are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the independent auditors that firm’s independence, and also considered the compatibility of non-audit services with maintaining the independent auditors’ independence.

The Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board of directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the 2022 fiscal year for filing with the SEC.

The Audit Committee:

Mary Ann Cloyd, Chair

Michael J. Berthelot

Kristin Colber-Baker

Lori Tauber Marcus

March 22, 2023

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report above and the Compensation Committee Report below shall not be incorporated by reference into this proxy statement.

2023 Proxy Statement	Ratification of Independent Registered Public Accounting Firm | 35

EXECUTIVE OFFICERS

Set forth below is certain information relating to our executive officers as of March 1, 2023. Biographical information with respect to Mohammad Abu-Ghazaleh is set forth above under “Proposal 1—Election of Directors.”

Name	Age	Position

Mohammad Abu-Ghazaleh	81	Chairman and Chief Executive Officer

Monica Vicente	57	Senior Vice President and Chief Financial Officer

Mohammed Abbas	47	Executive Vice President and Chief Operating Officer

Hans Sauter	63	Senior Vice President, Chief Sustainability Officer, Corporate R&D, QA & Agricultural Services

Effie D. Silva	48	Senior Vice President, General Counsel, Corporate Secretary, & Chief Ethics & Compliance Officer

Helmuth A. Lutty	64	Senior Vice President, Shipping Operations

Jesus Rodriguez Calvo	58	Senior Vice President of North American Sales

Ziad Nabulsi	49	Senior Vice President of North American Operations

Gianpaolo Renino	55	Senior Vice President, Europe and Africa

Tarek Betti	51	Senior Vice President, Chief Human Resources Officer

Jorge Pelaez	60	Vice President, Columbia, Ecuador, Central America and Brazil, (CECAB)

Sergio Mancilla	62	Vice President, South America

Monica Vicente has served as Senior Vice President and Chief Financial Officer since April 1, 2022. Since 2003, Ms. Vicente had served as our Vice President, Corporate Finance during which time she led our regional finance, global financial planning and analysis, investor relations and global procurement functions. Ms. Vicente also led other finance functions in her 25-year tenure with the Company, including SEC reporting and controlling, tax, and treasury. Prior to joining the Company, Ms. Vicente spent six years at Ernst & Young in their assurance services group.

Mohammed Abbas has served as our Executive Vice President and Chief Operating Officer since February 1, 2022. He previously served as Senior Vice President, Asia Pacific and Middle East Region since October 2019. Prior to that time, Mr. Abbas served as our Vice President, Middle East and North Africa from January 2016 to November 2019. From April 2015 through December 2015, he served as Vice President of Fresh Produce, for our Middle East and North Africa, (MENA) region. Mr. Abbas served as the General Manager of Del Monte Saudi Arabia from June 2009 to March 2015. Prior to that time, he served as our General Manager of Del Monte Foods UAE since the inception of the first unit in the MENA Region in January 2007 until May 2009.

Hans Sauter has served as our Senior Vice President, Corporate R&D, QA and Agricultural Services since February 2019 and also as our Chief Sustainability Officer since January 2020. Prior to that time, he served as our Vice President of Corporate R&D and Agricultural Services from February 2014 to February 2019. Mr. Sauter served as Director, Agricultural Services and New Development from 1998 to 2012, when he was named Vice President, Agricultural Services & Special Projects for the Colombia, Ecuador, Central America and Brazil (CECAB) region. Mr. Sauter joined the Company in 1988 as Plant Pathology Superintendent for the Costa Rica banana division, and from 1991 to 1998, he led the Costa Rica pineapple division Research Department during the time the Del Monte Gold® Extra Sweet pineapple was first launched.

Effie D. Silva has served as our Senior Vice President, General Counsel and Corporate Secretary since April 11, 2022, and as Chief Ethics and Compliance Officer since July 22, 2022. Prior to joining us, Ms. Silva served as Ethics & Compliance Leader at Cargill, Inc., a large privately held food company, from January 2020 to March 2022. From 2018 to 2019, Ms. Silva served as Vice President & Associate General Counsel at Tyson Foods, Inc., a publicly held food company. Prior to that, Ms. Silva spent 17 years at leading law firms, including Duane Morris, LLP in Miami from 2017 to 2018, McDermott, Will & Emery, LLP in Miami from 2013 to 2016 and Baker & McKenzie, LLP in Miami from 2005 to 2013.

36 | Executive Officers	2023 Proxy Statement

EXECUTIVE OFFICERS

Helmuth A. Lutty has served as our Senior Vice President, Shipping Operations since January 2018. Prior to that time, he served as our Vice President, Shipping Operations from 2006 to December 2017. Mr. Lutty additionally held positions of increasing responsibility from when he joined us in 1997 through 2006.

Jesus Rodriquez Calvo has served as our Senior Vice President, North American Sales and Marketing since May 2021. Prior to that time, Mr. Rodriguez served as a Director of DSD Sales for Goya Foods, Inc., a global food company, from 2017 through 2020. Prior to that time, he held various senior positions in sales and sales operations with Nestle S.A., a global food company, where his last role was Division Vice President for the frozen food division.

Ziad Nabulsi has served as our Senior Vice President, North American Operations since May 2021. Mr. Nabulsi has been with our company for 14 years where he has held positions of increasing responsibility. Mr. Nabulsi began his tenure with us in Costa Rica and has held positions across the North American region and in Jordan. Ahmad Abu-Ghazaleh is Mr. Nabulsi’s cousin and Mohammad Abu-Ghazaleh is his uncle-in-law.

Gianpaolo Renino has served as our Vice President, Europe and Africa since August 2016 and began serving as Senior Vice President, Europe and Africa effective March 2023. From January 2014 until August 2016, he served as Senior Director-Italy. Prior to that time, he served as our Director, Southern Europe-Prepared Food. From 2005 to 2010, Mr. Renino served as our Senior Manager, Middle East and North Africa (MENA) and Europe region. From 2004 to 2005, he served as Business Development Manager, Middle East and Eastern Europe.

Tarek Betti has served as our Senior Vice President, Chief Human Resources Officer since March 2022. From February 2021 to March 2022, he served as Vice President, Chief Human Resources Officer after serving as Vice President, Global Human Resources from September 2020 until February 2021. He joined the Company in 2008 and served as Senior Director Human Resources MENA region until December 2019 and later on as Senior Human Resources APMEN region from December 2019 until September 2020.

Jorge Pelaez has served as our Vice President, CECAB, since April 2017. From February 2015 to March 2017, Mr. Pelaez served as the General Manager in our Costa Rica Banana Division. From 2012 to January 2015, he served as Senior Operations Director in our Costa Rica Banana Division, and as our Operations Manager in our Costa Rica Banana Division from 2010 to 2011. Mr. Pelaez served as the General Manager in our Cameroon Banana Division from 2004 to 2009. Prior to that time, he served as our Operations Manager, Brazil from 1994 to 2003. Mr. Pelaez held various senior positions in our banana operations from 1984 to 1994.

Sergio Mancilla has served as our Vice President, South America since March 2012. From 2006 until 2012, he served as Director, Shipping Operations for South America when he relocated back to his home country after serving as Senior Vice President, Shipping Operations from 1997 until 2006, which position was based in Coral Gables, Florida.

2023 Proxy Statement	Executive Officers | 37

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL SUMMARY

What Are You Voting On?

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote on a non-binding, advisory basis to approve the compensation paid to our named executive officers, as disclosed in this proxy statement.

Voting Recommendation

The Board recommends that you vote “FOR” this proposal, because it believes that the Company’s compensation policies and practices effectively achieve the Company’s primary goals of attracting and retaining key executives, rewarding achievement of the Company’s short-term and long-term business goals, and aligning our executives’ interests with those of our shareholders to create long-term sustainable value.

This proposal calls for the approval of the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement for our Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.”

In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on page 40. This advisory proposal, commonly referred to as a “say on pay” proposal, is not binding on the Board. However, the Board takes shareholder feedback seriously and it and the Compensation Committee will review and consider the voting results when evaluating the Company’s executive compensation program.

The shares represented by your properly executed proxy will be voted “FOR” this proposal, which would be your vote to approve, on a non-binding basis, the compensation paid to our named executive officers, unless you specify otherwise.

The Board recommends that you vote “FOR” approval of executive compensation

38 | Advisory Vote on Executive Compensation	2023 Proxy Statement

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

We are providing shareholders an advisory vote on executive compensation, often referred to as a “say-on-pay” vote, as required by Section 14A of the Exchange Act. The advisory vote on executive compensation is a non-binding vote on the compensation of our named executive officers, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement.

As described in the Compensation Discussion and Analysis section, our executive compensation program is designed to align the interests of our named executive officers with the interests of our shareholders. Our executive compensation programs are based on a pay-for-performance philosophy, which emphasizes executive performance measures that correlate closely with the achievement of both short-term performance objectives and long-term shareholder value. We believe our program strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our executives to dedicate themselves fully to create shareholder value. This balance is evidenced by the following:

•   A competitive, market-driven base salary;

•   An annual cash incentive award that is focused on corporate and individual performance;

•   A long-term cash incentive plan award that is dependent on the achievement of corporate goals;

•   Equity awards, consisting of restricted stock units and performance-based stock units that vest over time; and

•   Stock Ownership Guidelines that promote continued alignment of our executives’ interests with those of our shareholders and discourage excessive risk taking for short-term gains.

KEY COMPENSATION PRACTICES

✓ Appropriate mix of fixed and variable compensation

✓ Executive compensation tied to financial and operating performance

✓ Rigorous Stock Ownership Guidelines

✓ Robust clawback policy

✓ No short-sales or hedging of our shares permitted

✓ Annual risk assessment of compensation programs

✓ Use of an independent compensation consultant

Shareholders are being asked to vote on the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this proxy statement for our 2023 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure.”

This advisory vote on executive compensation is not binding on our Board and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal. However, the Board will take into account the result of the vote when determining future executive compensation arrangements.

2023 Proxy Statement	Advisory Vote on Executive Compensation | 39

COMPENSATION MATTERS

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis is designed to provide our shareholders with a clear understanding of our compensation philosophy and objectives, compensation-setting process, and the 2022 compensation of our named executive officers, or NEOs. As discussed in Proposal 3 on page 38, we are conducting a say on pay vote this year that requests your approval, on an advisory basis, of the compensation of our named executive officers as described in this section and in the tables and accompanying narrative contained in “Executive Compensation.” As part of that vote, you should review our compensation philosophies, the design of our executive compensation programs and how, we believe, these programs have contributed to the strong financial performance that we have provided to shareholders over the long term.

Our named executive officers for 2022 are those executive officers listed below:

Mohammad Abu-Ghazaleh	Chairman and Chief Executive Officer

Monica Vicente	Senior Vice President and Chief Financial Officer

Eduardo Bezerra	Former Senior Vice President and Chief Financial Officer

Mohammed Abbas	Executive Vice President and Chief Operating Officer

Ziad Nabulsi	Senior Vice President, North American Operations

Helmuth Lutty	Senior Vice President, Network Shipping

Youssef Zakharia	Former President and Chief Operating Officer

Our executive compensation philosophy is focused on linking pay with performance.

We seek to develop a compensation program that maintains a strong link between executive pay and successful execution of our strategy and long-term shareholder value creation.

40 | Compensation Discussion and Analysis	2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

We, like many other companies, faced numerous challenges during 2022 as a result of the COVID-19 global pandemic and the actions implemented by governments around the world to contain the pandemic. However, we firmly believe that we will emerge stronger and more resilient than we were before. Since the beginning of the COVID-19 pandemic, we have been mindful of the needs of all of our stakeholders as we navigated the crisis and the significant impacts the pandemic is having on communities and businesses around the world. Towards that end, we empowered our executive management to focus on:

•	prioritizing the health and safety of our team members and the communities in which we operate;

•	maintaining an uninterrupted supply chain, to keep our fresh fruits and vegetables – safe, ready and available from our farms to our customers; and

•	continuing to focus on the implementation of our six strategic goals that we believe will position Fresh Del Monte for long-term sustainable growth.

2022 Performance Highlights

In 2022, we continued to make significant progress towards these six goals. Specifically, we:

•

Expanded our customer and brand partnerships which align with our vision and strategy. With these projects, we are leveraging technology and data, coupled with our agricultural expertise, to grow products while minimizing costs and preserving the environment;

•	Continued to make capital investments automation to improve our operational efficiencies;

•	Continued to make progress on our Corporate Social Responsibility report goals, demonstrating our continuous commitment to deliver on sustainability and social responsibility objectives; and

•	Introduced Del Monte Zero™, a carbon-neutral certified pineapple from farm to market.

2023 Proxy Statement	Compensation Discussion and Analysis | 41

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Philosophy - Linking Compensation with Vision

Our executive compensation program is tied into our business transformation strategy. We believe that it is important to have compensation metrics, both quantitative and qualitative, that will support and drive the implementation of our five-year strategic goals. The program includes four principal goals:

1.

Align with Shareholder Interests: Align the interests of our executives with those of our shareholders by requiring significant stock ownership, tying significant portions of pay to performance, paying a portion of compensation in equity and subjecting equity compensation to multi-year vesting periods;

2.

Performance Based: Tie significant portions of compensation to performance and achievement of our short-term and long-term business goals and ensure that compensation focuses on corporate performance over individual performance;

3.	Strong Fiduciaries: Incentivize executives to make prudent business decisions and maximize shareholder value without exposing the Company to unreasonable levels of risk; and

4.	Market Competitiveness: Attract and retain key executives with the capability to lead the business forward.

Executive Compensation Elements - Tying Pay to Performance

The Compensation Committee regularly assesses the elements of our executive compensation program to ensure that pay is tied to performance and that it is using executive compensation components that it believes will most cost effectively attract and motivate executive officers and reward them for their individual achievements and those of the Company as a whole. The Compensation Committee designed our executive compensation program to be weighted towards performance-based at-risk compensation. As is evidenced by the charts below, 83% of our CEO’s target direct compensation and 56% of our other current NEO’s target direct compensation is at risk.

The Compensation Committee allocates total compensation between cash and equity compensation based on benchmarking to our peer group, discussed below, while considering the balance between providing short-term incentives and long-term parallel investment with shareholders to align the interests of the executive management team with shareholders. The Compensation Committee evaluates the balance between equity and cash compensation among NEOs annually.

Our long and short-term incentive plans are based upon quantifiable and objective performance goals established at the beginning of each period and the achievement of which is subject to a multi-tiered review process. Metrics are approved by the Compensation Committee to align with our five-year strategic goals, drive strong business performance and generate top and bottom-line business growth. For NEOs other than our CEO, following an initial proposal by management, the Compensation Committee considers and discusses such proposal, making modifications where appropriate, and approves the pre-established financial objectives at the beginning of the fiscal year or performance period, considering, among other things, the performance objectives in the Company’s annual and long-term business plan. The individual objectives are established by our Compensation Committee to incentivize our NEOs on functional and business objectives that are core to driving growth and value for shareholders.

42 | Compensation Discussion and Analysis	2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Based on these objectives, the Compensation Committee continued to use the following five elements of compensation during 2022:

2023 Proxy Statement	Compensation Discussion and Analysis | 43

COMPENSATION DISCUSSION AND ANALYSIS

Strong Compensation Governance - Align Executives’ Interests with Shareholders

•	Significant Portions of Compensation are At-Risk. For 2022, 83% of target total compensation awarded to the CEO and 56% of target total compensation awarded to all other NEOs was at risk.

•	Multi-year vesting of all Equity Awards. To the extent earned, our PSUs and RSUs vest over three years.

•

Robust Stock Ownership Guidelines. All of our executive officers are required to obtain and maintain ownership of our Ordinary Shares equal to a multiple of his or her base salary within five years from the date they are named an officer. Our CEO is required to maintain 5x his base salary, our COO is required to maintain 3x his base salary and all other NEOs are required to maintain 2x his or her base salary.

•

Broad Clawback Policy. We have a broad recoupment, or “clawback”, policy that applies to all current and former employees. Our policy allows us to recover over a three-year lookback period any severance, short-term or long-term incentive awards (cash or equity), paid or awarded in the event of (1) any inaccurate financial statements or calculation of performance criteria (regardless of whether or not such inaccuracy is the result of covered conduct or an accounting restatement), (2) any gross negligence, intentional misconduct, fraud or embezzlement, (3) a failure to comply with our Code of Conduct and Business Ethics Policy or any other employee policy, self-dealing or other breach of the duty of loyalty, (4) a failure to comply with non-compete and restrictive covenants, or (5) any behavior that is detrimental to the business or reputation of our Company.

•

Independent Compensation Decision Makers. Our Compensation Committee is comprised entirely of independent directors and they have engaged an independent compensation consultant that provides no other services to the Company.

•	CEO Severance has a “Double Trigger.” Our Executive Retention and Severance Agreement with our CEO has a double trigger.

•	Restrictions on Hedging. We prohibit hedging of our Ordinary Shares.

Our 2022 Compensation Program

The principal components of our executive compensation program are base salary, an annual cash incentive, long term cash incentive and equity awards, both performance and service-based. We also provide our executives with a limited number of perquisites and health and welfare benefits similar to those provided to our other employees.

Base Salary

Why we pay base salaries. The Compensation Committee believes that payment of competitive base salaries is an important element for attracting, retaining and motivating our executives. In addition, the Compensation Committee believes that having a certain level of fixed compensation allows our executives to dedicate their full-time business attention to our company.

How base salaries are determined. Base salaries reflect the value of the position and the attributes the executive brings to Fresh Del Monte Produce and are based on a subjective evaluation of the performance of the NEOs as assessed by the Compensation Committee and the CEO (other than for himself), as well the NEO’s experience, commitment to our core values and potential for advancement. The base salary component of our compensation program is designed to provide our NEOs with total base salary that is close to the median or 50th percentile among peer group companies. Salary levels for our executives are reviewed at least annually.

2022 Base Salary Decisions.

In 2022 the Compensation Committee approved a new base salary of $485,000 to Ms. Vicente in connection with her promotion to Chief Financial Officer. Ms. Vicente’s base salary was approximately 82% of the median and her total direct compensation was less than 50% of the median of our peer group companies. None of our other NEOs received salary increases during 2022. The CEO has not received an increase in his base salary since 2004.

44 | Compensation Discussion and Analysis	2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Annual Incentive Awards

Our annual cash incentive award plans are designed to reward an NEO for his or her contribution to our achievement of our annual financial objectives and to reflect the executive’s contribution to our operational and financial goals. Our annual cash incentive award has traditionally been set up as two different programs, our CEO Annual Incentive Plan (the “CEO AIP”) and our Annual Incentive Plan for Senior Executives (the “Senior Executive AIP”).

Why we pay annual incentive compensation. The Compensation Committee believes that the annual incentive award programs encourage executive officers to focus on those short-term financial, operational, functional and qualitative performance metrics that will be the basis of long-term growth. The Compensation Committee annually reviews the appropriateness of each of these performance metrics, their relationship to our overall growth strategy and the impact of such performance metrics on long-term shareholder value, and revises the measures, as necessary to maintain alignment with our business plan.

Chief Executive Officer Annual Incentive Plan

How the CEO Annual Incentive Award was determined. For 2022, the Compensation Committee continued the CEO AIP with revised financial performance objectives and profitability threshold. The CEO AIP is designed to make the CEO’s annual performance objectives relevant to our current economic and operational environment and our current business initiatives. The Compensation Committee establishes annual performance goals targeting key performance objectives that it believes are relevant to our desired business results for the coming year.

The CEO AIP provides for the amount of an award to be calculated based upon the “Corporate Achievement Factor” multiplied by a Target Award equal to 100% of the CEO’s annual base salary, which is then multiplied by an “Individual Performance Factor.” The Corporate Achievement Factor is the weighted average of the actual achievement against the financial performance objectives established by the Compensation Committee at the beginning of the year. The threshold performance level for each Corporate Achievement metric was 80% of target, which earned 80% of target award for such metric, and the maximum performance level for each Corporate Achievement metric was 125%. The Individual Performance Factor, determined based upon the Compensation Committee’s subjective evaluation of the CEO’s performance and his contribution to the Company, is then applied to the product of the Corporate Achievement Factor and the Target Award at a maximum rate of 200%. However, the maximum award payable to our CEO for any one year under the CEO AIP is the lesser of (i) 250% of the CEO’s annual base salary, and (ii) $3,000,000.

CEO Performance Metrics and 2022 Results. For 2022, the Compensation Committee utilized a three weighted financial performance metrics for purposes of the CEO AIP. Consistent with the prior year, the Compensation Committee selected earnings per share (EPS), net sales, and free cash flow.

2023 Proxy Statement	Compensation Discussion and Analysis | 45

COMPENSATION DISCUSSION AND ANALYSIS

The table below sets forth the financial metrics, targets and actual results of our 2022 AIP program.

2022 CEO AIP PLAN

Metric	Weight	Target	Achieved	% Achieved
Net Sales	15%	$4,541 M	$4,442 M	98%
EPS	45%	$2.10	$2.06	98%
Free Cash Flow	40%	$ 60.7 M	$ 42.7 M	70%
Total Corporate Achievement Factor (Max 125%)				87%
X Individual Performance Factor (Max 200%)				105.4%
X Target AIP Award				$1,200,000
2022CEO AIP PLAN PAYOUT				$1,100,005

In connection with its review of our financial performance, the Committee took into consideration the impact of a material increase in inventory that arose due to the Company proactively increasing supplies of key raw materials and packaging materials to secure costs and availability in response to significant trade disruptions. The Committee noted that the increase was not contemplated at the time the targets were established, however the Committee believes that these were the appropriate actions to position the Company to meet customer demand and minimize the adverse expense impact. Consequently, the Committee adjusted the actual Free Cash Flow results to reflect these approved outlays and waived the 80% threshold to permit the Free Cash Flow metric to pay at 70%.

After determining the levels at which the Company met its financial achievement metrics, the Committee evaluated the CEO’s performance. As part of this evaluation, the Compensation Committee recommended and the independent directors approved our CEO’s individual achievement at 105.4%.

Senior Executive Annual Incentive Plan

How the Senior Executive Annual Incentive Awards were determined. For 2022, the Compensation Committee continued to utilize the Senior Executive AIP for determining the annual incentive awards payable to all NEOs, other than the CEO. Awards under the Senior Executive AIP were based on an assessment of the Company’s financial performance and an evaluation of the performance of each executive against pre-determined and approved objectives. Under the Senior Executive AIP, the maximum bonus amount for each participating NEO is 75% of annual base salary.

The target payout for 2022 is based on the table below:

Basis of Performance	% Target Opportunity
Company EPS, Net Sales and Free Cash Flow	70% of target opportunity (35% base salary)
Individual Performance Objectives	30% of target opportunity (15% base salary)

The 2022 Senior Executive AIP was based on the same three financial performance metrics as the CEO AIP, EPS, Net Sales and Free Cash Flow. Similar to the CEO AIP, the threshold performance level for each Corporate Achievement metric was 80% of target, which earned 80% of target award for such metric, and the maximum performance level for each Corporate Achievement metric was 150%. In addition, the Compensation Committee approved each NEO’s Individual Performance Objectives, which are developed with the review, input and approval of our CEO for our COO, and our COO for our other NEOs. Each of the Individual Performance Objectives is designed to reflect an executive’s area of responsibility within the Company. Each Performance Objective is assigned a specific percentage of the executive’s overall achievement value, with all goals totaling 100%. Typically, each NEO has a specific number of performance criteria upon which his or her annual bonus is based. Some of these criteria create a payout only if the specific goal is met, while others may payout anywhere from 0% to 150% based upon the level of achievement. The maximum award for any award under the Senior Executive AIP was 150% of target opportunity.

46 | Compensation Discussion and Analysis	2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

NEO Performance Metrics and 2022 Results. For 2022, our NEOs, other than our CEO, had an average of seven Individual Performance Objectives which were tied to their specific area of responsibility and business line of sight, and were aligned with the 5-Year Strategic Goals and the supporting 2022 core business objectives adopted by the Board. The 2022 Individual Performance Objectives ranged from 4% to 32% of any NEO’s total individual achievement value.

The Individual Performance Objectives for our NEOs fell into the following categories of goals, customized, based on the NEO’s role:

•	Implemented improvements to Source & Distribution Strategy for major product categories to improve profitability;

•	Identified and developed strategy for under-utilized or non-productive assets;

•	Introduced Del Monte Zero™, a carbon-neutral certified pineapple from farm to market;

•	Continued implementation of operational initiatives, including process improvements & automation to become more agile and cost effective;

•	Completed Succession Planning for all NEO’s;

•	Established International Trade Compliance Program predicated in 5 components; management commitment; risk assessment, internal controls, testing & auditing and training;

•	Updated Code of Conduct and Business Ethics Policy as well as Vendor Code of Business Ethics;

•

Introduced our first ever, fully carbon neutral banana and pineapple program, which was verified, audited and certified from farm to consumer table both for North America and the European Union by SCS Global Services; and

•	Increased the revenue of commercial cargo program by 50%, compared to 2021.

Company Performance. As set forth in the table above, under “CEO Performance Metrics and 2022 Results” we achieved Net Sales at 98% of the target, EPS at 98% and Free Cash Flow at 70%. As a result, each participant in the Senior Executives AIP achieved 87% of the target opportunity that was to be earned based on company-wide performance.

Individual Performance. In determining the relative level of achievement of the applicable individual performance factors for each NEO’s incentive award for 2022, the Compensation Committee reviewed the performance of each of the NEOs against the individual performance objectives established at the beginning of the year. The Compensation Committee approved individual achievement levels for the NEOs, other than the CEO, ranging between 53% and 76.7%.

As part of such review, the Compensation Committee noted the following results:

•	Rolled out updated Anti-Bribery & Anti-Corruption, Trade Compliance, Human Rights, Cybersecurity, Gifts & Entertainment and Privacy Policies to successfully run our business; and

•	Obtained EPA approval to formally transition the remedy for our Kunia Well Site to a Monitored Natural Attenuation, thereby, reducing our potential liability.

2023 Proxy Statement	Compensation Discussion and Analysis | 47

COMPENSATION DISCUSSION AND ANALYSIS

Based on the quantitative and qualitative evaluation, the Compensation Committee (or the independent directors in the case of the CEO) approved the payment of the following annual incentive awards to our NEOs for performance during fiscal year 2022, based on the combined corporate and individual performance. The full amount of the AIP Awards for each NEO is set forth in the Summary Compensation Table.

Name	Target Award	Total Award as % of Target Opportunity
Mohammad Abu-Ghazaleh	$1,200,000	91.7%
Monica Vicente	$ 242,500	81.3%
Mohammed Abbas	$ 262,264	83.9%
Ziad Nabulsi	$ 220,000	76.8%
Helmuth Lutty	$ 184,536	80.7%

Long Term Cash Incentive Plan

Why we pay long-term cash incentive compensation. Our Compensation Committee has approved a Long-Term Cash Incentive Plan (the “LTIP”) for senior officers, including NEOs, to provide an incentive for executives to focus on our long-term sustainable growth by rewarding business decisions and actions over a longer term than the single year plans then in place. The Compensation Committee recognizes that the efforts of executives may not be adequately rewarded for taking those steps that will provide a foundation for significantly improved long-term performance of the Company, if those steps negatively affect annual operating results, and therefore annual cash incentive awards. In addition, the Compensation Committee believes that a balanced compensation plan, with short-term and long-term incentives, avoid any incentive to take actions that would result in short-term gain without regard to the long-term best interests of the Company.

How long-term cash incentive awards are determined. Under the LTIP, each participating NEO receives a performance-based cash award opportunity each year covering a three-year performance period. The Compensation Committee annually determines the target award opportunity as a percentage of each participating NEO’s base salary. For each of the currently outstanding LTIP award cycles, the target award for the CEO was set at 100% of base salary and for each of the other participating NEOs, the target award was set at 35% of base salary.

Performance is measured based on a combination of three financial performance results The LTIP award has (1) a threshold performance level of 80% of target for each metric (which pays out at 80% of the allocated target), (2) target performance level (which pays out at 100% of the target award for such metric). For all NEOs other than the CEO, the award is capped at 100% of the target award for such metric and for the full award. For the CEO there is a maximum performance level of 125% of the target for each metric (which pays out at 125% of the target award for such metric). Payouts for performance between threshold and target (or between target and maximum in the case of the CEO) will be calculated on a linear basis.

Performance Metrics. For all three tranches of the currently outstanding LTIP awards, the 2020-2022, the 2021 – 2023 and the 2022-2024, the Compensation Committee set the same three financial metrics with the same weighting. These metrics and their weighting were as follows:

LTIP Metric	Weight
Net Sales Growth Over 3 Year Period	15%
ROE (Net Income / Average Equity)	45%
Net Operating Cash Flow / Average Equity	40%

48 | Compensation Discussion and Analysis	2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

2020-2022 Performance Cycle Payout.

In early 2023, the Compensation Committee evaluated the Company’s performance against each of the three financial metrics and determined the extent to which the financial metric had been earned. The table below sets forth the target and the actual performance of the Company against each financial metric.

Metric	Weight	Threshold	Target	Actual	% Earned
Net Sales Growth (2022 Net Sales / 2019 Net Sales)	15%	4.24%	5.3%	-1.0%	0%
ROE (Net Income / Average Equity)	45%	4.16%	5.2%	5.3%	102%
Net Operating Cash Flow / Average Equity	40%	8.16%	10.2%	3.3%	0%

As noted above, there is a threshold of 80% of target performance in order to receive a payout under each metric. As the Company did not meet the threshold performance level, for either Net Sales Growth or Net Operating Cash Flow/Average Equity, the payout on each of these two metrics was 0%. As the maximum that can be earned for each NEO, other than the CEO, is 100%, each of Mr. Abbas and Mr. Lutty, earned 45% of their 2020-2022 LTIP Award, while the CEO earned 46% of his 2020-2022 LTIP Award (102% times 45%). None of the other NEOs received a 2020-2022 LTIP Award. The actual amount of the LTIP Award for each of Messrs. Abu-Ghazaleh, Abbas and Lutty is set forth in the Summary Compensation Table.

Equity Awards

Why we make equity awards. In order to create a properly balanced compensation program, the Compensation Committee supplements the cash components of the executive compensation program with equity awards. Each NEO is eligible to receive an annual equity compensation award. The Company believes, based on its performance-based approach to compensation, that equity ownership in the Company is important to tie the level of compensation to the performance of the Ordinary Shares and shareholder gains; the Company believes this is particularly important for NEOs. Because equity compensation awards vest over a period of years, they also provide a retention component and create an incentive for executives to create sustained growth. For 2022, similar to 2021, the Compensation Committee determined that it would use the following forms of equity:

•	Restricted stock units (RSUs) that vest over a three-year period beginning on the first anniversary of the grant date; and

•	Performance-based restricted stock units (PSUs) that are earned based on the Company’s annual EBITDA and, to the extent earned, vest over a three-year period.

How equity awards are determined. Guidelines for the number of annual RSUs and PSUs granted to each NEO are determined using a procedure approved by the Compensation Committee based upon the executive officer’s position and responsibilities, job level, performance, and the value of the award at the time of grant. In addition, the Compensation Committee may make additional equity awards following a significant change in job responsibility or in recognition of a significant achievement. The Compensation Committee generally does not consider the number of Ordinary Shares already held by NEOs when making grants, as it believes that awards should be given based on successful job performance and should not be discounted on account of accumulated equity value. Further, the Compensation Committee believes that competitors, who may try to hire our NEOs would not give full credit for existing equity ownership and, to remain competitive, similarly do not consider previous awards when approving new grants.

2023 Proxy Statement	Compensation Discussion and Analysis | 49

COMPENSATION DISCUSSION AND ANALYSIS

2022 Equity Awards. In 2022, the Compensation Committee recommended and the Board (or the independent directors in the case of the CEO) awarded the following PSUs and RSUs to our NEOs:

Name	2022 RSU Award (Dollar Value $)	2022 PSU Award (Dollar Value $)
Mohammad Abu-Ghazaleh	—	3,100,000
Mohammed Abbas	198,655	235,094
Monica Vicente	39,338	60,482
Ziad Nabulsi	51,760	101,398
Helmuth A. Lutty	51,760	85,068

*

The Compensation Committee did not approve target awards for either Mr. Bezerra or Mr. Zakharia as they had either left the Company or announced their retirement prior to the date awards were approved.

Terms of PSUs and 2022 Results. The performance objective was based on an EBITDA goal for the 2022 fiscal year with a minimum threshold at 80% target achievement. Assuming the target is met, each NEO may earn between 80% to 100% of the PSU award depending on EBITDA performance. The percentage of the PSU award earned will then vest equally over the three-year period commencing on the first anniversary of the grant date. For 2022, the Compensation Committee set the PSU target as 2022 EBITDA of $248 million. The table below sets forth the actual performance of the Company and the percentage earned of the 2022 PSUs.

Performance Period	Performance Measure	Target	Actual	% Earned

Fiscal 2022	EBITDA	$248 million	$241.8 million	97.3%

Other Compensation Components

The Compensation Committee provides additional benefits to the NEOs that are customary for executives of similar rank to enable our executives to focus on our business and enhance their commitment to us.

Severance Arrangements and Payments upon a Change of Control. We are subject to a legacy Executive Retention and Severance Agreement for the CEO which was adopted in 2003. As further described under the heading “Potential Payments Upon Termination or Change-in-Control,” this severance agreement provides that to the extent that (1) the CEO is terminated by the Company other than for “cause”, (2) if the CEO terminates his employment for “good reason”, or (3) if he is terminated without “cause” in connection with a change in control, the CEO is entitled to certain severance payments consideration, an enhanced payment to take into effect any taxes due on the consideration, and other benefits. In consideration of the Company entering into this agreement, the CEO agreed to a two-year period following the termination of his employment during which he cannot solicit the Company’s employees, distributors, vendors or customers. The severance agreement for the CEO contains a provision requiring the company to reimburse the CEO for IRS Section 280G excise tax and applicable taxes thereon that may be triggered by a change in control, although the CEO should not be subject to any such excise tax under Section 280G because he is not subject to United States income tax.

Each of our other NEOs are covered by our general severance policy applicable to U.S. employees, which provides a maximum of twenty-six weeks’ severance based upon the years of service of each participant.

Perquisites. No significant pension or welfare benefits are available to NEOs other than the broad-based 401(k) plan, health and welfare benefits, and life insurance that are generally available to most of our full-time employees.

Life Insurance Benefits. We provide term life insurance to all U.S. employees of two times their base salary up to a maximum of $600,000. In lieu of this benefit, we provide Mr. Abu-Ghazaleh a term life insurance policy providing for a benefit of $3 million, which has not changed since June 2008. As Mr. Abu-Ghazaleh is not a U.S. citizen, the Company must purchase his policy separately from the group life insurance generally available to most of our full-time employees

50 | Compensation Discussion and Analysis	2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

and therefore the cost of this benefit reflects his individual age. However, the Compensation Committee believes that the provision of a term-life insurance of less than 50% of his annual target total direct compensation is appropriate.

Other Benefits. We provide a company car to the CEO and we provide a car allowance to the COO. The amounts quantified in the Summary Compensation Table as car benefits are included in “All Other Compensation,” and include the amount that the Company recognized as an expense for fiscal year 2022 for each car (where leased, the annual cost of the lease; where owned by the Company, the depreciation of the car for that year), including the maintenance, insurance and gasoline for that car.

Compensation Setting Process

Annually, the Compensation Committee evaluates the design and competitiveness of our executive compensation program.

Role of Compensation Committee and Management. The Compensation Committee evaluates and recommends to the Board (or the independent directors in the case of the CEO) the amount and nature of compensation for all NEOs. In making this determination, the recommendation and advice of certain executives is considered. The Compensation Committee solicits the CEO’s recommendation regarding the Chief Operating Officer’s (the “COO”) compensation. Additionally, the COO provides recommendations annually to the Compensation Committee regarding the compensation of all NEOs, excluding himself and the CEO. The COO’s recommendations are based on the results of his annual performance review of each NEO, at which time each NEO’s individual goals are assessed in light of their achievement of specific strategic goals. Each NEO also provides input about his individual contributions to the Company’s success for the period being assessed. The Compensation Committee reviews each of these performance reviews as part of its compensation setting process.

Role of Independent Compensation Consultant. As discussed above under the responsibilities of the Compensation Committee on page 20, the Compensation Committee has authority to retain compensation consultants and other advisors as it deems appropriate to assist in fulfilling its responsibilities. For 2022, the Compensation Committee engaged WTW as its independent executive compensation consultant to:

•	review the Company’s current compensation program compared to its peer group and other relevant compensation surveys to ensure market competitiveness;

•	evaluate the effectiveness of our compensation strategy and practices in supporting and reinforcing our long-term strategic goals;

•	review and comment on broader aspects of our executive compensation programs, including program philosophy, design and implementation, as requested by the committee;

•

develop a comparative peer group of companies similar in size and complexity to the Company and conduct an annual review of competitive market data (including base salary, annual incentive targets and long-term incentive targets) for the Chief Executive Officer and other executive officers;

•	provide a competitive analysis of our compensation components for our NEOs against our 2020 Peer Group;

•	assist in the design of the executive compensation program and the determination of 2021 compensation for our NEOs;

•	perform a competitive analysis of compensation levels for non-employee directors and provide recommendations for our director compensation program; and

•	review this Compensation Discussion and Analysis.

In addition, WTW attends all committee meetings at the request of the committee and presents relevant data and analysis to the committee for its consideration.

Independence of the Compensation Consultant. The Compensation Committee recognizes the importance of using an independent compensation consultant that is appropriately qualified and that provides services solely to the Compensation Committee and not to the Company.

2023 Proxy Statement	Compensation Discussion and Analysis | 51

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee annually reviews its relationship with WTW and determines whether to renew the engagement. Only the Compensation Committee has the right to approve services to be provided by, or to terminate the services of, WTW. WTW and its affiliates do not provide any services to the Company or any of the Company’s affiliates other than advising the Compensation Committee on director and executive compensation.

During 2022, the Compensation Committee considered WTW’s independence and determined that the engagement of WTW did not raise any conflict of interest or other issues that would adversely impact WTW’s independence, including using the six factors set forth in the SEC and the NYSE rules regarding compensation advisor conflicts of interest and independence. Accordingly, the Compensation Committee determined WTW to be independent and free from conflicts of interest.

Evaluating Compensation Program Design and Relative Competitive Position

An important basis for structuring the Company’s compensation program and establishing target compensation levels for the Company’s NEOs is the analysis of the compensation packages offered to similarly situated executive officers of peer group companies. As part of its engagement, the Compensation Committee directed WTW to review its comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. The peer group of companies was selected based on company size, market for executive talent and companies subject to the same industry economics as the Company when evaluating peers. The comparative compensation information provided by WTW was obtained from publicly filed reports of each company in the comparative peer group, as well as from nationally recognized compensation surveys.

2022 Peer Group

In August 2021, the Compensation Committee, based on recommendations from WTW, approved a peer group of food and beverage, agricultural products and consumer products companies of similar size based on revenue, market capitalization, and number of employees as a measure of the complexity of the enterprise (the “2022 Peer Group”). The 2022 Peer Group did not change from 2021. The 2022 Peer Group which was used in connection with the 2022 compensation decisions consisted of the following companies:

Brown-Forman Corporation Darling Ingredients, Inc. Hormel Foods Corporation McCormick & Company, Inc. Post Holdings, Inc. The Hain Celestial Group, Inc. The J.M. Smucker Company	Campbell Soup Company Flowers Foods, Inc. Ingredion Incorporated Lamb Weston Sanderson Farms, Inc. The Hershey Company Treehouse Foods, Inc.

In 2022, WTW updated its executive compensation analysis report to the Compensation Committee. WTW utilized nationally recognized compensation surveys and analyzed competitive practices and the amounts and nature of compensation paid to executive officers of the 2022 Peer Group. Based on the data presented to the Compensation Committee by WTW and the analysis described above, the Compensation Committee has targeted base salary, annual and long-term cash incentive compensation, and equity incentive compensation for NEOs around the 50th percentile of the peer group comparison. The Compensation Committee also targets the overall proportion of total variable compensation (i.e., compensation based on performance) and fixed compensation (i.e., base or guaranteed compensation) for each NEO to be consistent with the 50th percentile of the peer group comparison. In determining the level of compensation provided to its NEOs, the Compensation Committee not only considers the Company’s performance, but also evaluates the Company’s comparative performance against peer group companies considering sales growth, growth in earnings per share (“EPS”), and share price performance, among other factors. In addition, the Compensation Committee considers the Company’s geographic locations, including the greater Miami area, where there is significant competition for employees in the global agricultural and consumer products industries. The Compensation Committee also evaluates individual NEO experience, seniority, and performance, based on both objective and subjective measures, on an annual basis and may award merit salary increases as a result of these assessments. This approach ensures that the Company’s compensation programs will enable it to remain competitive in its markets and reward individual NEO performance. While the Compensation Committee targets cash compensation and equity awards in the

52 | Compensation Discussion and Analysis	2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

50th percentile of the peer group, the Compensation Committee recognizes the Company’s desire to keep the best talent in its executive management team. To retain and motivate these key individuals, the Compensation Committee may determine that it is in the best interests of the Company to negotiate or award total compensation that may deviate from the general benchmark targets described above. Actual pay for each executive is determined based on this premise and is driven by the performance of the executive over time and the annual performance of the Company. Equity grant guidelines are then set by job level, using market survey data and current guidelines to determine the appropriate annual grant levels for the upcoming year.

The Company provides Mr. Abu-Ghazaleh with greater total compensation and benefits (including post-employment benefits) than those provided to other NEOs to reflect the increased level of responsibility and risk faced by Mr. Abu-Ghazaleh as the Company’s CEO. We continue to maintain Mr. Abu-Ghazaleh’s compensation level in accordance with the Compensation Committee’s review of peer group compensation data, as it reflects the competitive nature of compensation paid to chief executive officers within the peer group. The Compensation Committee believes that Mr. Abu-Ghazaleh’s competitive compensation package is important to motivate and retain him as the highly valued top executive of the Company.

2023 Peer Group. In July 2022, WTW reviewed with the Compensation Committee the 2022 Peer Group based on financial measures of company size (revenue, market capitalization, net income and total assets), market for executive talent, and companies subject to the same industry economics. Based on this review, WTW recommended, and the Compensation Committee approved a change in the compensation peer group to add B&G Foods, Inc. as a member of the group. The peer group approved in July 2022 along with the published compensation survey data, was used as the basis, for an evaluation of our executive compensation in late 2022, which informed 2023 pay decisions.

Consideration of Shareholder Advisory Vote

As part of its compensation setting process, the Compensation Committee annually reviews and considers the results of the prior-year’s shareholder advisory vote on our executive compensation. The Compensation Committee believes that this advisory vote can provide useful feedback regarding whether shareholders believe that the Compensation Committee is achieving its goal of designing an executive compensation program that promotes the best interests of our Company and our shareholders by providing its executives with the appropriate compensation and meaningful incentives. In establishing the 2023 compensation program, the Compensation Committee noted that 94% of the votes cast at the 2022 Annual General Meeting supported Fresh Del Monte’s executive compensation program.

The Compensation Committee intends to annually review the results of the advisory vote and will be cognizant of this feedback as it completes its annual review of each pay element and the total compensation packages for our NEOs.

Executive Compensation Governance

Stock Ownership Guidelines

The Compensation Committee has adopted Stock Ownership Guidelines to help align the interests of each NEO with those of our shareholders. Under these Stock Ownership Guidelines, each NEO is required to own a specified multiple of his annual base salary corresponding to its value in Ordinary Shares.

Title	Stock Ownership Guideline
Chief Executive Officer	5x Base Salary
Chief Financial Officer	2x Base Salary
EVP and Chief Operating Officer	3x Base Salary
All SVPs	2x Base Salary

Each NEO is required to meet these Stock Ownership Guidelines within five years from the date they assumed a position that required such level of ownership. For purposes of determining whether stock ownership requirement has been met, we will use the grant price value of the shares to calculate the percentage of ownership against the respective multiples of NEOs base salary requirement. Shares that are subject to Stock Ownership Guidelines are retained in restricted accounts.

2023 Proxy Statement	Compensation Discussion and Analysis | 53

COMPENSATION DISCUSSION AND ANALYSIS

Tax Deductibility of Compensation

Code Sections 280G and 4999. Sections 280G and 4999 of the Internal Revenue Code (the “Code”) limit our ability to take a tax deduction for certain “excess parachute payments” (as defined in the Code) and impose excise taxes on each executive that receives “excess parachute payments” in connection with his or her severance and other payments from us that are contingent on or in connection with a change of control. The Compensation Committee considered the adverse tax liabilities imposed by Sections 280G and 4999, as well as other competitive factors, when it structured certain post-termination compensation payable to our CEO. The potential adverse tax consequences to us and/or the executive, however, are not necessarily determinative factors in such decisions. The severance agreement for the CEO contains a provision requiring us to reimburse the CEO for IRS Section 280G excise tax and applicable taxes thereon that may be triggered by a change in control. However, as our CEO is currently not a U.S. person, and therefore not subject to United States income tax, we do not expect that he will be subject to any such excise tax under Section 280G.

Code Section 409A. Under Section 409A of the Code, amounts deferred by an NEO under a nonqualified deferred compensation plan (including certain severance plans) may be included in gross income when earned and subject to a 20% additional federal tax, unless the plan complies with certain requirements related to the timing of deferral election and distribution decisions. We administer our plans consistent with Section 409A requirements and have amended plan documents to reflect Section 409A requirements.

54 | Compensation Discussion and Analysis	2023 Proxy Statement

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the 2022 fiscal year and in this proxy statement relating to our 2023 Annual General Meeting of Shareholders.

Respectively submitted by the Compensation Committee of the Board:

Kristin Colber-Baker, Chair

Charles Beard, Jr.

Michael J. Berthelot

March 22, 2023

2023 Proxy Statement	Compensation Committee Report | 55

EXECUTIVE COMPENSATION

Summary Compensation Table

The following tables, narrative and footnotes discuss the compensation of the Chairman and Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers in 2022, who are referred to as named executive officers or NEOs.

Name and Principal Position	Year	Salary ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation ($)(3)		Total ($)
Mohammad Abu-Ghazaleh Chairman and CEO	2022	1,195,385		3,179,283	1,652,005		103,887		6,130,560
	2021	1,195,385		3,156,854	1,058,000		60,086		5,470,325
	2020	1,223,077		2,492,463	2,131,000		64,655		5,911,194
Monica Vicente SVP and CFO	2022	446,285		99,416	197,153	(4)	32,759		775,613
Eduardo Bezerra Former SVP, CFO	2022	121,250		—	—		9,129		130,379
	2021	483,135		201,078	156,079		39,943		880,234
	2020	402,596		159,586	202,438		39,393		804,013
Mohammed Abbas EVP and COO	2022	517,541	(5)	432,068	303,071		344,998	(6)	1,597,678
	2021	455,292		218,336	185,562		25,538		884,728
	2020	429,155		129,953	216,723		25,967		801,799
Ziad Nabulsi SVP, Operations NA	2022	438,308		152,551	168,960		35,280		795,097

Helmuth Lutty SVP, Network Shipping	2022	367,653		136,286	207,049		28,955		739,097
Youssef Zakharia Former President and COO	2022	72,958		—	—		948,770	(7)	1,021,728
	2021	872,133		1,038,692	43,921		73,507		2,028,253
	2020	866,346		1,030,293	632,903		68,818		2,598,360

(1)

These amounts represent the grant date fair value of target PSUs, which represents the probable attainment level of these awards at the time of grant, and RSUs. Those assumptions can be found in Note 15 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 30, 2022. For the actual number of PSUs earned for the 2021-2023 and 2022-2024 performance periods, please refer to the 2022 Outstanding Equity Awards at Fiscal Year-End table.

(2)

The amounts shown in this column include the cash awards (i) earned with respect to 2022 performance under the CEO AIP or the Senior Executive AIP and (ii) for Mr. Abu-Ghazaleh, Abbas and Lutty payments the LTIP cycle ended for the 2020-2022 LTIP Cycle in the amounts of $552,000, $82,727 and $58,129, respectively. Neither Ms. Vicente, Mr. Nabulsi, Mr. Bezerra nor Mr. Zakharia were eligible for a payout under the 2020-2022 LTIP cycle. For more details about these plans, please refer to the “Compensation Discussion and Analysis—Annual Cash Incentive Awards” and “Compensation Discussion and Analysis—Long Term Incentive Awards.”

(3)

The All Other Compensation column includes perquisites and other benefits. The amounts quantified below as car benefits include the amount that the Company recognized as an expense for fiscal year 2022 for each car or car allowance (where leased, the annual cost of the lease; where owned by the company, the depreciation of the car for that year), including the maintenance, insurance, and fuel expenses. The amount for Mr. Abu-Ghazaleh includes a car benefit of $51,612, term life insurance policy at an expense to the Company of $42,701, medical and dental insurance premiums of $8,649 and $924 respectively. For Mr. Zakharia, the amount includes his car benefit and Health and Welfare Plan. The amounts for Ms. Vicente, Mr. Nabulsi, Mr. Lutty and Mr. Bezerra include the Fresh Del Monte Produce Health and Welfare Plan plus 401(k) employer match. The amount for Mr. Abbas includes the local benefits provided in Dubai (Medical, Car, Life Insurance).

(4)	The amount shown in this column is only related to Ms. Vicente’s annual Incentive for 2022 under the Senior Executive Performance Incentive Plan.
(5)

The amount shown in this column is related to Mr. Abbas’s 2022 annual base salary. His salary was paid in local currency (UAE Dirhams—AED ) and converted to US dollars for reporting purposes using 3.6725 as the conversion rate.

(6)

The amount shown in this column includes Mr. Abbas End of Service and Pending Leave Days paid before his transfer to the US as per local regulations in Dubai. These amounts were paid in local currency (End of Service equivalent to AED $644,948.64 and Pending Leave Days equivalent to AED $526,542.19—UAE Dirhams) and converted to US dollars for reporting purposes using 3.6725 as the conversion rate.

(7)

The amount shown in this column includes Mr. Zakharia (i) Severance Payment, (ii) car benefit and Health and Welfare Plan of $34,228 (iii) placement Services of $50,000 and (iv) Relocation Services of $62,000.

56 | Executive Compensation	2023 Proxy Statement

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards for the 2022 Fiscal Year

The following table provides information about equity and non-equity awards granted to our NEOs in the 2022 fiscal year.

Name	Plan	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts under Equity Incentive Plan Awards (#)(2)		All Other Share Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(3)
			Threshold	Target	Maximum	Threshold	Target
Mohammad Abu-Ghazaleh Chairman and CEO	AIP	1/1/2022	960,000(4)	1,200,000	3,000,000
	2022-2024 LTIP	1/1/2022	960,000(5)	1,200,000	1,500,000
	PSUs	7/6/2022				81,338	101,672		3,179,283
Monica Vicente SVP and CFO	AIP	1/1/2022	194,000(4)	242,500	363,750
	2022-2024 LTIP	1/1/2022	135,800(5)	169,750	169,750
	PSUs	6/15/2022				2,033	2,541		60,247
	RSUs	6/15/2022						1,652	39,169
Eduardo Bezerra(6) Former SVP, CFO	AIP	1/1/2022
	2022-2024 LTIP	1/1/2022
	PSUs	6/15/2022
	RSUs	6/15/2022
Mohammed Abbas EVP and COO	AIP	1/1/2022	210,099(4)	262,624	393,937
	2022-2024 LTIP	1/1/2022	147,070(5)	183,837	183,837
	PSUs	6/15/2022				7,902	9,877		234,184
	RSUs	6/15/2022						8,346	197,884
Ziad Nabulsi SVP, Operations NA	AIP	1/1/2022	176,000(4)	220,000	330,000
	2022-2024 LTIP	1/1/2022	123,200(5)	154,000	154,000
	PSUs	6/15/2022				3,408	4,260		101,005
	RSUs	6/15/2022						2,174	51,546
Helmuth Lutty SVP, Network Shipping	AIP	1/1/2022	147,629(4)	184,536	276,804
	2022-2024 LTIP	1/1/2022	103,340(5)	129,175	129,175
	PSUs	6/15/2022				2,859	3,574		84,740
	RSUs	6/15/2022						2,174	51,546
Youssef Zakharia Former President & COO(6)	AIP	1/1/2022
	2022-2024 LTIP	1/1/2022
	PSUs	6/15/2022
	RSUs	6/15/2022

(1)

Reflects potential value of the payout pursuant to the terms of the plan awards for the 2022 fiscal year under the CEO AIP and 2022-2024 LTIP for our CEO, Mr. Abu-Ghazaleh, and the Senior Executive AIP and 2022-2024 LTIP for the other NEOs, as described in the section captioned Executive Compensation under the heading “Compensation Discussion and Analysis—Annual Cash Incentive Awards” and “Long Term Incentive Awards.”

(2)

On July 6, 2022, the Company awarded PSUs to its CEO with a fair market value of $30.49 per share under the 2022 Omnibus Plan, and on June 15, 2022, the Company awarded PSUs to its other NEOs than the CEO with a fair market value of $23.80 per share under the 2022 Omnibus Plan. The PSUs were subject to meeting a target performance goal of $248 million EBITDA for fiscal year 2022 with a minimum threshold at 80% target achievement. The performance goal for this award was met at 97.3% (EBITDA at $241.8M) which is above the threshold triggering a 97.3% of achievement.

(3)

Represents the grant date fair value for the equity awards reported in this table. For the PSUs for each NEO, the amount represents the fair market value at the award date based upon the probable outcome of the performance conditions. Refer to “Compensation Discussion and Analysis—Equity Awards” for the descriptions of the PSUs and RSUs.

(4)

The amounts shown in this column represent the value of the Incentive granted under the 2011 CEO Annual Incentive Plan and/or 2010 Performance Incentive Plan for Senior Executives assuming that all metrics are achieved at 80%. Each metric is measure individually what could generate a payment for lesser value.

(5)

The amounts shown in this column represent the value of the Incentive granted under the 2022-2024 LTIP Plan assuming that all metrics are achieved at 80%. Each metric is measure individually what could generate a payment for lesser value.

(6)	Mr. Bezerra and Mr. Zakharia were not eligible to receive incentives neither under the Non-Equity Incentive Plan Awards nor the Equity Plan Awards.

2023 Proxy Statement	Executive Compensation | 57

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to outstanding equity awards held by our NEOs at 2022 fiscal year-end.

Name	Type of Equity Award	# of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	# of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)
		Exercisable (#)	Unexercisable (#)
Mohammad Abu-Ghazaleh Chairman and CEO	Options	32,200(2)		26.52	2/20/2023
	Options	64,400(2)		28.89	4/30/2024
	2020 PSUs					11,654(3)	305,215
	2021 PSUs					38,050(4)	996,537
	2022 PSUs					102,241(5)	2,677,699
	2019 RSUs					10,578(6)	277,026
	2020 RSUs					21,060(7)	551,566
	2021 RSUs					41,813(8)	1,095,085
Monica Vicente SVP and CFO	2022 PSUs					2,570(9)	67,313
	2019 RSUs					159(6)	4,155
	2020 RSUs					421(7)	11,031
	2021 RSUs					1,349(8)	35,335
	2022 RSUs					1,671(10)	43,763
Mohammed Abbas EVP, COO	2016 PSUs					4,393(11)	115,040
	2017 PSUs					3,901(11)	102,155
	2019 PSUs					3,173(11)	83,108
	2020 PSUs					2,051(3)	53,723
	2021 PSUs					3,947(4)	103,360
	2022 PSUs					9,990(9)	261,649
	2019 RSUs					423(6)	11,081
	2020 RSUs					989(7)	25,896
	2021 RSUs					2,893(8)	75,768
	2022 RSUs					8,442(10)	221,092
Ziad Nabulsi SVP, Operations NA	2022 PSUs					4,309(9)	112,850
	2019 RSUs					159(6)	4,155
	2020 RSUs					316(7)	8,273
	2021 RSUs					1,349(8)	35,335
	2022 RSUs					2,199(10)	57,591
Helmuth Lutty SVP, Network Shipping	2019 PSUs					2,116(11)	55,405
	2020 PSUs					2,295(3)	60,093
	2021 PSUs					3,313(4)	86,756
	2022 PSUs					3,615(9)	94,678
	2019 RSUs					423(6)	11,081
	2020 RSUs					1,106(7)	28,957
	2021 RSUs					2,428(8)	63,581
	2022 RSUs					2,199(10)	57,591

(1)

Represents the dollar value of the unvested RSUs or PSUs multiplied by the closing price of our Ordinary Shares ($26.19) on December 30, 2022, the last day of our 2022 fiscal year. The ultimate value of the awards will depend on the value of our Ordinary Shares on the actual vesting date.

(2)	All options are fully vested. All options expire 10 years from the grant date.

58 | Executive Compensation	2023 Proxy Statement

EXECUTIVE COMPENSATION

(3)

Represents PSUs granted on March 2, 2020 to vest between March 2, 2021 and March 2, 2023. The 2020 performance objective for these Performance Restricted Stock Units was achieved at 83%, which means that 83% of the granted PSUs were achieved and will be earned and will vest equally over a three-year period. The number disclosed above represents the achieved PSUs at 83%. Vested PSUs, other than those granted to Mr. Abu-Ghazaleh, are settled six months after termination of employment. The number of outstanding shares also includes accrued DEUs.

(4)

Represents PSUs granted on March 1, 2021 to vest between March 1, 2022 and March 1, 2024. The 2021 performance objective for these Performance Restricted Stock Units was achieved at 91%, which means that 91% of the granted PSUs were achieved and will be earned and will vest equally over a three-year period. The number disclosed above represents the achieved PSUs at 91%.

(5)

Represents PSUs granted on July 6, 2022 to vest between July 6, 2023 and March 2, 2025. The 2022 performance objective for these Performance Restricted Stock Units was achieved at 97.3%, which means that 97.3% of the granted PSUs were achieved and will be earned and will vest equally over a three-year period. The number disclosed above represents the achieved PSUs at 100%.

(6)	Represents unvested RSUs that will finish vesting on February 20, 2023. These outstanding RSUs represent the last unvested tranches out of 5 equal tranches of the 2019 RSU grant.
(7)	Represents unvested RSUs that will continue to vest on March 2, 2023, and March 2, 2024. These outstanding RSUs represent 2 unvested tranches out of 5 equal tranches of the 2020 RSU grant.
(8)	Represents unvested RSUs that will continue to vest March 1, 2023, and March 1, 2024. These outstanding RSUs represent the 2 unvested tranches from the 2021 RSU grant.
(9)

Represents PSUs granted on June 15, 2022 to vest between June 15, 2023 and March 2, 2025. The 2022 performance objective for these Performance Restricted Stock Units was achieved at 97.3%, which means that 97.3% of the granted PSUs were achieved and will be earned and will vest equally over a three-year period. The number disclosed above represents the achieved PSUs at 100%.

(10)	Represents unvested RSUs that will vest on June 15, 2023, March 2, 2024, and March 2, 2025. These outstanding RSUs represent the 3 unvested tranches from the 2022 RSU grant.
(11)

Represents PSUs granted in the referenced year, all of which are fully vested. Vested PSU will be settled six months after termination of employment. The number of outstanding shares also includes accrued DEUs.

Option Exercises and Stock Vested Table for the 2022 Fiscal Year

The following table sets forth information with respect to the named executive officers concerning the vesting of RSUs and PSUs in fiscal 2022. No options were exercised with respect to the named executive officers during the 2022 fiscal year.

	Stock Awards(1)
Name	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)(1)
Mohammad Abu-Ghazaleh	95,234(2)	2,588,484
Monica Vicente	1,226(3)	33,114
Eduardo Bezerra	4,936(4)	129,861
Mohammed Abbas	5,988(5)	162,556
Ziad Nabulsi	966(6)	25,754
Helmuth Lutty	5,127(7)	138,523
Youssef Zakharia	41,578(8)	1,157,116

(1)	The dollar value realized represents the market value at vesting date using the FDP stock price at closing on vesting date.
(2)

Represents 43,724 PSUs (includes DEUs) from the 2019, 2020 and 2021 PSU grants that vested on February 20 and March 1, 2022, plus 51,510 RSUs (includes DEUs) from the 2018, 2019, 2020 and 2021 RSU grants that vested on February 20, February 21 and March 1, 2022.

(3)	Represents 1,226 RSUs (includes DEUs) that vested on February 20, February 21, and March 1, 2022. These RSUs are from 2018, 2019, 2020 and 2021 RSU grants.
(4)

Represents 825 PSUs (Includes Dividend Shares) from the 2020 PSU Grant that vested on March 1, 2022 (second tranche out of three equivalent tranches), plus 1,189 PSUs (Includes Dividend Shares) from the 2021 PSU Grant that vested on March 1, 2022 (first tranche out of three equivalent tranches), plus 2,923 RSUs (Includes Dividend Shares) that vested on March 1 and March 25 of 2022. These RSUs are from the 2019, 2020 and 2021 RSU grants.

(5)

Represents 1,058 PSUs (Includes Dividend Shares) from the 2019 PSU Grant that vested on Feb 20, 2022 (third tranche out of three equivalent tranches), plus 684 PSUs (Includes Dividend Shares) from the 2020 PSU Grant that vested on March 1, 2022 (second tranche out of three equivalent tranches), plus 1,313 PSUs (Includes Dividend Shares) from the 2021 PSU Grant that vested on March 1, 2022 (first tranche out of three equivalent tranches), plus 2,933 RSUs (Includes Dividend Shares) that vested on Feb 20, Feb 21 and March 1 of 2022. These RSUs are from the 2018, 2019, 2020 and 2021 RSU grants.

(6)	Represents 966 RSUs (includes DEUs) that vested on February 20, and March 1, 2022. These RSUs are from 2019, 2020 and 2021 RSU grants.
(7)

Represents 704 PSUs (Includes Dividend Shares) from the 2019 PSU Grant that vested on Feb 20, 2022 (third tranche out of three equivalent tranches), plus 765 PSUs (Includes Dividend Shares) from the 2020 PSU Grant that vested on March 1, 2022 (second tranche out of three equivalent tranches), plus 1,103 PSUs (Includes Dividend Shares) from the 2021 PSU Grant that vested on March 1, 2022 (first tranche out of three equivalent tranches), plus 2,555 RSUs (Includes Dividend Shares) that vested on Feb 20, Feb 21 and March 1 of 2022. These RSUs are from the 2018, 2019, 2020 and 2021 RSU grants

(8)	Represents 41,578 RSUs (Includes Dividend Shares) vested accelerated on January 31, 2022. These RSUs are from the 2018, 2019, 2020 and 2021 RSU grants.

2023 Proxy Statement	Executive Compensation | 59

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change-in-Control

Termination in Absence of Change of Control, Death or Disability

Name	Severance Payment	Cash Bonus Payment	Continuation of Medical Benefit(1)	Equity Acceleration(2)	Gross-up on Severance	Total
Mohammad Abu-Ghazaleh	4,800,000	1,200,000	48,055			6,048,055
Monica Vicente	242,500					242,500
Mohammed Abbas	425,000(4)					425,000
Ziad Nabulsi	84,615					84,615
Helmuth Lutty	184,536					184,536

Termination Upon Change of Control

Name	Severance Payment	Cash Bonus Payment	Continuation of Medical Benefit(1)	Equity Acceleration(3)	Gross-up on Severance	Total
Mohammad Abu-Ghazaleh	7,920,000	1,200,000	48,055	5,903,128		15,071,183
Monica Vicente	242,500			161,597		404,097
Mohammed Abbas	425,000(4)			1,052,871		1,477,871
Ziad Nabulsi	84,615			218,205		302,821
Helmuth Lutty	184,536			458,142		642,679

(1)

Pursuant to the Executive Retention and Severance Agreement, medical insurance coverage will be provided for Mr. Abu-Ghazaleh until he becomes eligible for medical insurance coverage at a new employer or the fifth anniversary of termination date inclusive of any transition period, whichever is earlier. This amount is based on Company estimates.

(2)

In the event of a termination in absence of change in control, death or disability, any outstanding awards that were granted before 2018 will be accelerated. Awards granted in 2018 or after will be forfeited. There are no outstanding awards that were granted before 2018.

(3)	Value is determined using the share price at closing on December 30, 2022 (last day of the fiscal year).
(4)	The amounts shown in this column represent the Severance Payment for Mr. Abbas considering February 20, 2007 as his seniority date, when he joined the Company in Dubai.

CEO Severance Agreement

We entered into an Executive Retention and Severance Agreement with our CEO in 2003. We have not entered into employment or severance agreements with our other NEOs. The Executive Retention and Severance Agreement with our CEO provides for severance payments under certain circumstances as discussed below.

In the event of a Termination Upon Change of Control, which is a termination of the CEO by the Company without Cause or resignation by the CEO for Good Reason each during a Change of Control Window, the CEO is entitled to receive (i) all salary earned through the end of the transition period or the termination date and benefits, (ii) payment of medical premiums until the earlier of the date he is covered by a new employer or five years after the end of the transition period or termination date, (iii) a lump sum cash severance payment equal to 3 times the sum of his annual base salary plus an amount equal to his AIP bonus award determined as if the Company achieved 120% of the financial performance targeted for the year in which the termination occurs, and (iv) a prorated cash bonus payment equal to his AIP bonus award determined as if the Company achieved 100% of such financial performance target. A termination is considered in connection with a Change of Control if the termination occurs within the period commencing on the date that the Company publicly announces the existence of a definitive agreement of a transaction that may result in a change of control and 12 months after the consummation of such a transaction.

In the event of a Termination (Without Cause) in Absence of Change of Control, death or disability, the CEO is entitled to receive the same payments in (i) and (ii) above. In addition, the CEO will receive a lump sum cash severance payment equal to 2 times the sum of his annual base salary plus an amount equal to his AIP bonus award determined as if the Company achieved 100% of the financial performance targeted for the year in which the termination occurs, and a prorated cash bonus payment equal to his AIP bonus award determined as if the Company achieved 100% of such financial performance target.

60 | Executive Compensation	2023 Proxy Statement

EXECUTIVE COMPENSATION

For purposes of the agreement, “Cause” means (i) the CEO’s willful and continued failure to perform his duties with the Company, except under certain circumstances, (ii) a material, willful breach committed in bad faith of our Code of Conduct and Business Ethics Policy, or (iii) indictment or conviction of a felony based upon a crime. “Change of Control” means (i) any person becomes the beneficial owner of 50% or more of our outstanding Ordinary Shares or the combined voting power of our then-outstanding securities, with certain exceptions, (ii) the Company is party to a merger or consolidation as a result of which the our voting securities of the Company outstanding immediately before the merger or consolidation is less than 50% of the combined voting power of our Company or the surviving entity immediately after the merger or consolidation, (iii) the sale or disposition of all or substantially all of our assets, unless at least 50% of the combined voting power of the entity acquiring those assets is held by persons who held our voting securities immediately prior to the transaction, (iv) a change in the composition of the Board as described in the agreement, (v) the dissolution or liquidation of the Company, unless persons who held our voting securities immediately prior to such liquidation or dissolution hold at least 50% of the combined voting power of the entity that holds all or substantially all of our assets following the dissolution or liquidation, (vi) when the incumbent Chairman ceases to occupy that position, or (vii) any transaction or series of related transactions that has the substantial effect of any of the above. “Good Reason” means any of the following events that are not consented to by the CEO: (i) a reduction or change of the CEO’s status, title, duties, responsibilities, authority or reporting relationship such that he no longer serves in a substantive, senior executive role that is comparable to his role as of the date of the agreement, or no longer reports solely to the Board, or a reduction or change in the composition of executives reporting to him, all of which, in the CEO’s reasonable judgment, represents an adverse change from his status, title, position or responsibilities, authority or reporting relationship; (ii) a reduction in the CEO’s base salary or annual bonus payment; (c) a reduction in the CEO’s benefits; or (d) the Company’s material breach of the terms of the agreement.

The severance payments and benefits described above are conditioned upon the CEO’s execution and delivery of a general release in a form satisfactory to us. The agreement provides that the CEO must abide by certain non-solicitation provisions for a period of two years if we deliver severance payments and benefits. In addition, the agreement contains confidentiality and non-disparagement provisions.

We are required to reimburse the CEO if he is subject to any excise tax due to characterization of any amount payable as excess parachute payments pursuant to Sections 280G and 4999 of the Code. We will gross-up the amount payable to the CEO such that the net amount realizable by the CEO is the same as if there were no such excise taxes or income taxes applied to such reimbursement. However, as our CEO is currently not a U.S. person, and therefore not subject to United States income tax, we do not expect that he will be subject to any such excise tax under Sections 280G or 4999 of the Code.

Acceleration of Equity Awards

Our 2014 Omnibus Plan provides for accelerated vesting of outstanding equity awards upon a change of control. In the case of performance awards, the amount vesting upon the change of control is determined at the greater of an assumed achievement of all relevant performance goals at the “target” level, or the actual level of achievement of all relevant performance goals against target as of the fiscal quarter end preceding the change of control. Unless otherwise provided in an Award agreement, our 2014 Omnibus Plan provides that in the event of a participant’s separation from service due to death or disability, any RSU that has not yet vested shall become immediately vested, and with respect to any PSU, such vesting shall be determined at an assumed achievement of all relevant performance goals at the “target” level.

Our 2022 Omnibus Share Incentive Plan does not provide for accelerated vesting of outstanding equity awards upon a change of control unless the employee is terminated without cause within twenty-four (24) months following the change of control or the awards are not assumed by the acquiror. For performance awards outstanding at the change of control, (i) the performance period would end on the date immediately prior to such change of control, (ii) the Compensation Committee would determine the actual level of achievement of performance goals based upon the Company’s audited or unaudited financial information or other information then available as the Compensation Committee deems relevant and (iii) the earned amount of performance awards will continue to be subject to any service-based vesting conditions that remain in place.

2023 Proxy Statement	Executive Compensation | 61

ADDITIONAL COMPENSATION TABLES

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive compensation actually paid to our principal executive officer, or PEO, and for the average of the other NEOs and certain financial performance of the Company. For further information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.”

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions) (7)	EBITDA (millions) (8)
					Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$6,130,560	$5,375,558	$843,407	$628,138	$78.74	$104.79	$97.7	$241.8
2021	$5,470,325	$5,698,163	$1,225,904	$1,264,940	$81.16	$108.31	$79.9	$206.1
2020	$5,911,194	$4,176,140	$1,338,101	$1,147,163	$69.66	$98.07	$46.3	$177.4

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for
Mr. Abu-Ghazale
h
(our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to
Mr. Abu-Ghazaleh,
as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to
Mr. Abu-Ghazaleh
during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to
Mr. Abu-Ghazaleh’s
total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Compensation Actually Paid to PEO
2022	$6,130,560	($3,179,283)	$2,424,281	$5,375,558
2021	$5,470,325	($3,156,854)	$3,384,692	$5,698,163
2020	$5,911,194	($2,492,463)	$757,409	$4,176,140

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments PEO
2022	$2,662,790	($109,442)	$—	($39,811)	($149,551)	$60,295	$2,424,281
2021	$3,174,399	$266,406	$—	$100,230	($163,676)	$7,333	$3,384,692
2020	$1,761,924	($945,548)	$274,200	($368,638)	—	$35,471	$757,409

62 | Executive Compensation	2023 Proxy Statement

ADDITIONAL COMPENSATION TABLES

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding
Mr. Abu-Ghazaleh)
in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Monica Vicente, Mohammed Abbas, Ziad Nabulsi, Helmuth Lutty, Youssef Zakharia and Eduardo Bezerra; (ii) for 2021, Eduardo Bezerra, Mohammed Abbas, Youssef Zakharia and Marlene M. Gordon; and (iii) for 2020, Eduardo Bezerra, Youssef Zakharia, Annunciata Cerioli and Marlene M. Gordon.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding
Mr. Abu-Ghazaleh),
as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to these NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to average total compensation for these NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments*	Average Compensation Actually Paid to Non-PEO NEOs
2022	$843,407	($136,720)	($78,549)	$628,138
2021	$1,225,904	($429,688)	$468,724	$1,264,940
2020	$1,338,101	($381,503)	$190,565	$1,147,163

*	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	$226,694	($6,175)	—	($449)	($308,609)	$9,989	($78,549)
2021	$434,433	$46,389	—	$13,119	($27,428)	$2,211	$468,724
2020	$270,215	($81,151)	$37,222	($36,960)	—	$1,238	$190,565

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the published industry index S&P 600 Food Products.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)
EBITDA is defined as net income (loss) plus interest expense, depreciation and amortization, income tax provision (benefit), and share-based compensation expense. While the Company uses several financial and non-financial
performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

Financial Performance Measures
As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance
philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are based on quantifiable and objective performance goals to incentivize our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•	EBITDA

•	Net Sales

2023 Proxy Statement	Executive Compensation | 63

ADDITIONAL COMPENSATION TABLES

•	Earnings per Share

•	NOCF (calculated as net cash provided by operating activities divided by average shareholder’s equity)

•	Free Cash Flow (calculated as net cash provided by operating activities less net cash used in investing activities)

•	Return on Equity (calculated as net income divided by average shareholder’s equity)
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance
philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation
S-K)
(“CAP”) for a particular year. In accordance with Item 402(v) of Regulation
S-K,
the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

CAP vs Cumulative TSR

As illustrated by the graph, CAP for both our CEO and the
non-CEO
NEOs as a group was generally aligned with the Company’s cumulative TSR over the period presented because a material portion of the total direct compensation awarded to the CEO and other NEOs is in the form of at-risk,
performance-based awards, and on average constituted approximately 80% of the CEO’s target direct compensation and approximately 58% of the target direct compensation for the other NEOs.

CAP vs Net Income

As illustrated by the graph, CAP for both our CEO and the
non-CEO
NEOs as a group was generally aligned with the Company’s net income over the period presented. While the Company does not use net income as a performance measure in the overall executive compensation program, the measure of net income is correlated with the measure EBITDA, which the Company does use when setting goals for the Company’s performance-based restricted stock unit awards to the CEO and the other NEOs.

CAP vs EBITDA

As illustrated by the graph,
CAP
for both our CEO and the
non-CEO
NEOs as a group was aligned with the Company’s EBITDA over the period presented. The Company has determined that EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link CAP to
Company
performance.

64 | Executive Compensation	2023 Proxy Statement

ADDITIONAL COMPENSATION TABLES

Company Cumulative TSR vs Peer Group Cumulative TSR

As illustrated by the graph, while the Company’s cumulative TSR was generally aligned with the S&P 600 Food Products Index, the Company underperformed in 2020 due to the impact of the
COVID-19
pandemic on the Company’s business. For more information regarding the Company’s performance and the companies that the Compensation Committee considers when determining compensation, refer to “Executive Compensation – Compensation Discussion and Analysis.”

2023 Proxy Statement	Executive Compensation | 65

EXECUTIVE COMPENSATION

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of our CEO.

For 2022, our last completed fiscal year:

•	The median of the annual total compensation of all our employees (other than our CEO) was $5,953.90; and

•	The annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this proxy statement was $6,130,560.

Based on this information, for 2022 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was 1,030 to 1. We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO:

1)

We selected November 30, 2022 as the date upon which we would identify the “median employee” to allow sufficient time to identify the median employee given the global scope of our operations. We determined that, as of November 30, 2022, our employee population consisted of approximately 40,234 individuals. This population consisted of our full-time, part-time, and temporary employees employed with us as of the determination date, of which 1,522 were located in the United States and 38,712 were located in the other 39 countries in which we operate.

2)	To identify the “median employee” from our employee population, we used the following methodology:

a)	We considered all our employees in the different countries where we are located.

b)	We used the amount of “gross wages” for the identified employees as reflected in our payroll records for the eleven-month period beginning January 1, 2022 and ending November 30, 2022.

c)	We determined our sample size and took a representative sample from each country based on below:

i)	For countries where employee headcount is less than 1% of the total Company headcount, we took a sample of 1 so that all countries will be represented in the analysis;

ii)	For countries whose employee headcount is more than 1% of the total Company headcount, a sample size was determined based on a pre-determined formula;

iii)	Once the sample size from the different countries were determined, random sampling was applied to ensure fairness of data when determining the median employee (sample used in 2022 was 228); and

iv)	The resulting random sampling of employees was stacked to identify the median employee.

d)	For gross wages, we generally used the total amount of compensation the employees were paid before any taxes, deductions, insurance premiums, and other payroll withholding.

3)

For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x), resulting in annual total compensation of $5,953.90. Since the median employee is located in Costa Rica, to arrive at this amount, we converted the employee’s pay from the local currency based on an exchange rate of 625.03 Costa Rican Colones to each U.S. Dollar (the exchange rate as of November 30, 2022).

4)	For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our Summary Compensation Table included in this proxy statement.

66 | Executive Compensation	2023 Proxy Statement

EXECUTIVE COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our Ordinary Shares that may be issued under all of our existing equity compensation plans as of the last day of the 2022 fiscal year.

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price Of Outstanding Options, Warrants and Rights	Number Of Securities Remaining Available For Future Issuance (Excluding Securities Reflected In Column(a))

	(a)	(b)

Equity compensation plans approved by security holders(1)	741,603(2)	$27.44(3)	2,767,999(4)

Equity compensation plans not approved by security holders	—	—	—

Total	741,603	$27.44	2,767,999

(1)

Equity compensation plans approved by security holders include the Company’s 2011 Plan, 2014 Omnibus Plan and 2022 Omnibus Plan. Significant plans are described in our Annual Report on Form 10-K for the 2022 fiscal year.

(2)	Includes 5,500 Ordinary Shares from our 1999 Plan, 43,606 Ordinary Shares from our 2011 Plan, 446,806 Ordinary Shares from our 2014 Omnibus Plan and 245,691 Ordinary Shares from our 2022 Omnibus Plan.
(3)

Included in the number of securities is 357,659 restricted stock units and 281,844 performance-based restricted stock units, which have no exercise price. The weighted-average exercise price of outstanding options, warrants, and rights (excluding restricted stock units) is $28.10.

(4)	Includes 221,173 Ordinary Shares from our 2014 Omnibus Plan and 2,546,825 Ordinary Shares from our 2022 Omnibus Plan.

2023 Proxy Statement	Executive Compensation | 67

BENEFICIAL OWNERSHIP OF ORDINARY SHARES

The following table sets forth information as of March 7, 2023 with respect to the beneficial ownership of Ordinary Shares by (a) each of our current directors and any director nominee, (b) each current named executive officer that we currently employ, (c) all current directors and executive officers as a group and (d) each shareholder who, to our knowledge, is the beneficial owner of more than 5% of the outstanding Ordinary Shares. The percentages in the third column are based on the 47,866,032 Ordinary Shares outstanding on March 7, 2023. The numbers of Ordinary Shares reflected in the second column include (i) directly and indirectly owned Ordinary Shares; (ii) Ordinary Shares underlying stock options which are currently exercisable, or which become exercisable within 60 days of March 7, 2023; (iii) vested restricted share awards; and (iv) vested restricted share unit awards and related vested DEUs. In each case, except as otherwise indicated in the footnotes to the table, the number of Ordinary Shares shown in the second column are owned directly by the individuals or members of the group named in the first column, with sole voting and dispositive power. For purposes of this table, beneficial ownership is determined in accordance with the federal securities laws and regulations; inclusion in the table of Ordinary Shares not owned directly by the named director or executive officer does not constitute an admission that such Ordinary Shares are beneficially owned by the director or executive officer for any other purpose. Unless indicated otherwise below, the address of each beneficial owner is c/o Fresh Del Monte Produce Inc., 241 Sevilla Avenue, Coral Gables, Florida 33134.

Name of Beneficial Owner	Number of Ordinary Shares		Percent of Ordinary Shares (%)
Mohammad Abu-Ghazaleh	14,207,806	(1)	29.6
Amir Abu-Ghazaleh	3,254,278	(2)	6.8
Ahmad Abu-Ghazaleh	76,260	(3)	*
Charles Beard, Jr.	16,853	(4)	*
Michael J. Berthelot	19,829	(5)	*
Mary Ann Cloyd	17,990	(6)	*
Kristen Colber-Baker	10,344	(7)	*
Lori Tauber Marcus	10,344	(8)	*
Mohammed Abbas	21,744	(9)	*
Monica Vicente	1,662		*
Helmuth A. Lutty	1,553		*
Ziad Nabulsi	2,112		*
All directors and executive officers as a group (19 persons)	14,321,879	(10)	29.7
BlackRock, Inc.	5,321,789	(11)	11.1
FMR LLC	5,225,495	(12)	10.9
The Vanguard Group	4,380,419	(13)	9.2
Dimensional Fund Advisors LP	3,704,306	(14)	7.7
*	Less than 1%
(1)

Includes (i) 64,400 Ordinary Shares issuable upon exercise of vested stock options, (ii) 20,000 Ordinary Shares owned directly by Mr. Mohammad Abu-Ghazaleh’s spouse and (iii) 7,221,200 Ordinary Shares that Mr. Mohammad Abu-Ghazaleh is deemed to have beneficial ownership pursuant to irrevocable proxies granted to him (the “Irrevocable Proxies”). Pursuant to the Irrevocable Proxies, Mr. Mohammad Abu-Ghazaleh has been granted the power to vote the covered shares with respect to all matters, other than any proposal relating to a change of control of the Company. Mr. Mohammad Abu-Ghazaleh does not have dispositive power with respect to the 7,221,200 Ordinary Shares. Consequently, Mr. Mohammad Abu-Ghazaleh has sole voting and investment power with respect to 6,902,206 Ordinary Shares, has shared voting and investment power with respect to 20,000 Ordinary Shares and shared voting and no dispositive power with respect to 7,221,200 Ordinary Shares. Of the amount beneficially held, 11,130,243 Ordinary Shares are pledged or held in margin accounts.

(2)

Includes 5,968 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after March 7, 2023. Pursuant to an Irrevocable Proxy, Mr. Amir Abu-Ghazaleh has granted the power to vote the covered shares with respect to all matters, other than any proposal relating to a change of control of the Company, to Mr. Mohammad Abu-Ghazaleh. Pursuant to the Irrevocable Proxies, Mr. Amir Abu-Ghazaleh has sole power to vote the Ordinary Shares with respect to any proposal related to a change of control of the Company and sole power to dispose or direct the disposition of the Ordinary Shares. Consequently, Mr. Amir Abu-Ghazaleh has shared voting and sole investment power with respect to 3,248,310 shares. Of this amount, 1,750,000 Ordinary Shares are pledged or held in margin accounts.

68 | Beneficial Ownership of Ordinary Shares	2023 Proxy Statement

BENEFICIAL OWNERSHIP OF ORDINARY SHARES

(3)

Includes (i) 5,968 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after March 7, 2023 and (ii) 40,000 Ordinary Shares owned by his children. Pursuant to an Irrevocable Proxy, Mr. Ahmad Abu-Ghazaleh has granted the power to vote 30,292 Ordinary Shares with respect to all matters, other than any proposal relating to a change of control of the Company, to Mr. Mohammad Abu-Ghazaleh. Pursuant to the Irrevocable Proxies, Mr. Ahmad Abu-Ghazaleh has sole power to vote those Ordinary Shares with respect to any proposal related to a change of control of the Company and sole power to dispose or direct the disposition of the Ordinary Shares. Consequently, Mr. Ahmad Abu-Ghazaleh has shared voting and sole investment power with respect to 30,292 shares and shared voting and no dispositive power with respect to 40,000 shares.

(4)	Includes 5,968 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after March 7, 2023.
(5)	Includes 5,968 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after March 7, 2023.
(6)	Includes 5,968 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after March 7, 2023.
(7)	Includes 5,968 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after March 7, 2023.
(8)	Includes 5,968 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after March 7, 2023.
(9)

Includes 5,000 Ordinary Shares owned directly by Mr. Abbas spouse, of which Mr. Abbas disclaims beneficial ownership, except to the extent of his pecuniary interest therein. Consequently, Mr. Mohammad Abbas has shared voting and no dispositive power with respect to 5,000 Ordinary Shares.

(10)

Includes an aggregate of (i) 64,400 Ordinary Shares issuable upon exercise of vested stock options and (ii) 41,776 Ordinary Shares issuable pursuant to RSUs and related DEUs that vest within 60 days after March 7, 2023. Mr. Mohammad Abu-Ghazaleh has shared voting and no dispositive power with respect to 7,221,200 Ordinary Shares pursuant to the Irrevocable Proxies as described above. Mr. Mohammad Abu-Ghazaleh does not have dispositive power with respect to any shares that are beneficially held pursuant to the Irrevocable Proxies.

(11)

This amount is based solely on Amendment No. 6 to Schedule 13G filed with the SEC on January 26, 2023 by BlackRock, Inc. Of these shares, BlackRock has the (i) sole power to vote or direct the vote with respect to 5,253,010 of these shares and (ii) sole power to dispose or direct the disposition of 5,321,789 of these shares. The business address of BlackRock, Inc. is 55 East 52nd Street New York, NY 10055.

(12)

This amount is based solely on Amendment No. 21 to Schedule 13G filed with the SEC on February 9, 2023 by FMR and Abigail P. Johnson. Of these shares, FMR has the (i) sole power to vote or direct the vote with respect to 5,224,869 of these shares and (ii) sole power to dispose of or direct the disposition of 5,225,495 of these shares. The business address of FMR is 245 Summer Street, Boston, Massachusetts 02210.

(13)

This amount is based solely on Amendment No. 7 to Schedule 13G filed with the SEC on February 9, 2023, by The Vanguard Group. Of these shares, The Vanguard Group has the (i) shared power to vote or direct the vote with respect to 40,130 of these shares, (ii) sole power to dispose of or direct the disposition 4,307,747 of these shares and (iii) shared power to dispose of or direct the disposition of 72,672 of these shares. The business address of The Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355.

(14)

This amount is based solely on Amendment No. 11 to Schedule 13G filed with the SEC on February 10, 2023, which indicates that Dimensional has the (i) sole power to vote or direct the vote with respect to 3,646,638 of these shares and (ii) sole power to dispose or direct the disposition of 3,704,306 of these shares. The business address of Dimensional is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

2023 Proxy Statement	Beneficial Ownership of Ordinary Shares | 69

PROPOSAL 4—ADVISORY (NON-BINDING) VOTE DETERMINING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

PROPOSAL SUMMARY

What Are You Voting On?

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote on a non-binding, advisory basis to approve the frequency of shareholder approval of compensation paid to our named executive officers, as disclosed in this proxy statement.

Voting Recommendation

The Board unanimously recommends that you vote for the option of every ONE YEAR as the preferred frequency of advisory votes on Executive Compensation because the Board believes a vote every year provides shareholders with opportunities to provide the Company with regular input on the Company’s compensation practices.

By voting with respect to this Proposal 4, shareholders may indicate whether they would prefer that we conduct future say-on-pay non-binding votes on executive compensation once every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal. The Dodd-Frank Act requires the Company to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years. The Company most recently held such a vote at the Annual General Meeting in 2017.

The proxy card provides shareholders with the opportunity to choose among four options and therefore, shareholders will not be voting to approve or disapprove the Board’s recommendation. Shareholders are being asked to vote on the following frequency: every year or Annual; every two years or Biennial; every three years or Triennial; or abstain from voting.

This advisory vote on the frequency of shareholder approval of executive compensation, commonly referred to as a “say on pay vote,” is not binding on the Board. However, the Board of Directors will consider the result of the vote when determining the frequency of future say-on-pay votes. Approval of a particular frequency will require the affirmative vote of the majority of the Ordinary Shares represented in person or by proxy at the meeting. The choice among the four included in the resolution which receives the highest number of votes will be deemed the recommendation of the shareholders if no frequency receives the affirmative vote of the majority of the Ordinary Shares represented in person or by proxy at the meeting.

Assuming that this Proposal 4 is passed to conduct the say-on-pay vote every one year, the next advisory vote on executive compensation will occur at the 2024 Annual General Meeting.

70 | Proposal 4	2023 Proxy Statement

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and the rules thereunder require our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports with the SEC relating to their share ownership and changes in such ownership. Based on a review of our records and certain written representations received from our executive officers and directors, we believe that during the 2022 fiscal year, all Section 16(a) filing requirements applicable to directors, executive officers and greater than 10% shareholders were complied with on a timely basis, except that Mohammad Abbas filed a delinquent Form 4 with respect to one transaction and Jesus Rodriguez Calvo filed a delinquent From 4 with respect to one transaction.

Proxy Solicitation Costs

We will pay the entire cost of soliciting proxies. In addition to solicitation by mail, proxies may be solicited on our behalf by directors, officers or employees in person, by telephone, by facsimile or by electronic mail. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending proxy materials to the beneficial owners of our Ordinary Shares.

Shareholder Proposals and Director Nominations for 2024 Annual General Meeting

Proposals for Inclusion in the Proxy Statement

Shareholders may submit proposals on matters appropriate for shareholder action at shareholder meetings in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2024 Annual General Meeting, all applicable requirements of Rule 14a-8 must be satisfied. Such proposals must be received by our directors in care of the Secretary, Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134 no later than November 25, 2023.

Proposals not Included in the Proxy Statement and Nominations for Director

Our Second Amended and Restated Memorandum and Articles of Association govern the submission of nominations for director nominations or other business proposals that a shareholder wishes to have considered at the 2024 Annual General Meeting of Shareholders, but which are not included in the 2024 proxy statement. Under our Second Amended and Restated Articles of Association, shareholders must submit such proposals by delivering, by hand or by registered post, a notice setting out the precise language of any such proposal, together with a certificate certifying that such shareholder was a shareholder at the close of business on the relevant record date, to the directors in care of the Secretary, Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134. The directors must receive such notice at least 80 and not more than 100 clear days prior to the relevant general meeting or within 10 days of the relevant record date if such record date has not been set or falls after that period of time. In addition, any shareholder recommending a director must submit in writing the information specified under “Shareholder Nominations of Director Candidates” to the Secretary. In order for shareholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2024 Annual General Meeting, notice must be received by the same deadline above and must include the information required by Rule 14(a)-19(b)(2) and Rule 14(a)-19(b)(3) promulgated under the Exchange Act.

The proxy solicited by the Board for the 2024 Annual General Meeting will confer discretionary authority to vote on (i) any proposal presented by a shareholder at that meeting for which the Company has not been provided with notice in a timely manner in accordance with the notice requirements of our Second Amended and Restated Articles of Association, and (ii) any proposal made in accordance with the provisions of the Second Amended and Restated Articles of Association, if the 2024 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-8(b)(2) under the Exchange Act.

The chairman of the 2024 Annual General Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2023 Proxy Statement	Other Matters | 71

OTHER MATTERS

Shareholder Communications

Shareholders or other interested parties may contact the Board, any committee of the Board, the non-employee directors of the Board collectively or any individual director by writing to them in care of the Company’s General Counsel, Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134. This centralized process assists the Board in reviewing and responding to shareholder communications in an appropriate manner. The General Counsel will forward such correspondence only to the intended recipient(s). Communications relating to accounting, audit matters, or internal controls will also be referred to the Audit Committee. Prior to forwarding any correspondence, the General Counsel will review such correspondence and, in her discretion, not forward correspondence deemed to be of a commercial nature or relating to an improper or irrelevant topic. The General Counsel also will attempt to handle the inquiry directly, for example, when it is a request for information about the Company or it is a stock-related matter.

Electronic Delivery

We have elected to take advantage of the SEC’s rule that allows us to furnish proxy materials to you online. We believe electronic delivery will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual General Meeting by reducing printing and mailing of full sets of materials. We mailed the Notice containing instructions on how to access our proxy statement and annual report online on or about March 24, 2023. If you would like to receive a paper copy of the proxy materials, the Notice contains instructions on how to receive a paper copy.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our Notice, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold shares in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our transfer agent, Computershare Trust Company, N.A. in writing: P.O. Box 505000, Louisville, KY 40233-5000, or by telephone: in the U.S., (877) 282-1168; outside the U.S., (781) 575-4706.

If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies of the Notice in the future, please contact Computershare as indicated above. Beneficial shareholders can request information about householding from their nominee.

Available Information

We maintain an internet website at www.freshdelmonte.com. Copies of the charters of each of the Audit, Compensation and Governance Committees, together with our Corporate Governance Guidelines and Code of Ethics Policy, can be found under the Investor Relations—Governance section of our website at www.freshdelmonte.com, and such information is also available in print to any shareholder who requests it through our Investor Relations department at the address below.

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our Annual Report on Form 10-K for the 2022 fiscal year as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through the Investor—SEC Filings link on our website at, www.freshdelmonte.com. A request for a copy of such report should be directed to: Fresh Del Monte Produce Inc., c/o Del Monte Fresh Produce Company, 241 Sevilla Avenue, Coral Gables, Florida 33134, Attention: Investor Relations. A copy of any exhibit to the Annual Report on Form 10-K for the 2022 fiscal year will be forwarded following receipt of a written request to Investor Relations.

72 | Other Matters	2023 Proxy Statement

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE             SACKPACK            000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! MR A SAMPLE You may vote online or by phone instead of mailing this card. DESIGNATION (IF ANY) Votes submitted electronically must be ADD 1 ADD 2 received by 12:00 p.m., (Eastern Time), on ADD 3 May 4, 2023 ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.envisionreports.com/FDP or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.envisionreports.com/FDP 2023 Annual General Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Q Proposals — The Board of Directors recommend a vote FOR the election of the nominees to the Board of Directors, a vote FOR Proposals 2 A and 3 and 1 YEAR on Proposal 4. 1. Elect two director nominees for a three-year term expiring at the 2026 Annual General Meeting of Shareholders: + For Against Abstain For Against Abstain 01 - Michael J. Berthelot 02 - Lori Tauber Marcus For Against Abstain For Against Abstain 2. Ratify the appointment of Ernst & Young LLP as our 3. Approve, by non-binding advisory vote, the compensation of independent registered public accounting firm for the 2023 our named executive officers in 2022. fiscal year. 1 Year 2 Years 3 Years Abstain 4. Recommend, by non-binding advisory vote, the frequency of shareholder approval of named executive officers compensation. Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 568688 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03S1DB

Fresh Del Monte Produce Inc. 2023 Annual General Meeting of Shareholders Thursday, May 4, 2023 11:00 a.m., Eastern Time, virtually via the internet at meetnow.global/MH54KY6 To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/FDP qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Q Fresh Del Monte Produce Inc. + Notice of 2023 Annual General Meeting of Shareholders Proxy Solicited by Board of Directors for Annual General Meeting of Shareholders — May 4, 2023 Mohammad Abu-Ghazaleh and Effie Silva (the “Proxy Holders”), or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present at the Annual General Meeting of Fresh Del Monte Produce Inc. to be held virtually via the internet at meetnow.global/MH54KY6 on May 4, 2023 at 11:00 a.m., Eastern Time or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxy Holders will have authority to vote FOR the director nominees listed in Proposal 1 and FOR Proposals 2 and 3 and 1 YEAR on Proposal 4. In their discretion, the Proxy Holders are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.